AMENDED & RESTATED

                     STOCK AND LIMITED PARTNERSHIP INTEREST

                               PURCHASE AGREEMENT


                         Dated as of December ___, 2006


                                  by and among


                          CHARYS HOLDING COMPANY, INC.,

                            COTTON HOLDINGS 1, INC.,

                           COTTON COMMERCIAL USA, LP,

                    COTTON RESTORATION OF CENTRAL TEXAS, LP,

                                       And

                          THE SELLERS SET FORTH HEREIN

                                       TABLE OF CONTENTS


                                                                                     PAGE

   ARTICLE I.     PURCHASE AND SALE OF COTTON EQUITY INTERESTS                          2
   ARTICLE II.    PURCHASE PRICE                                                        2
      2.01     Determination of  Purchase Price                                         2
      2.02     Payment of Cash Consideration                                            2
      2.03     Payment of Stock Consideration                                           3
      2.04     Aggregate Cash Consideration Adjustment Mechanism                        3
      2.05     Make-Whole Adjustment                                                    5
      2.06     Incentive Compensation.                                                  6
      2.07     Purchaser Stock Issued to the Seller                                     6
      2.08     Aged Accounts Receivable Adjustment                                      7
   ARTICLE III.   REPRESENTATIONS AND WARRANTIES OF SELLERS                             7
      3.01     Power, Authority and Organization of the Seller                          7
      3.02     No Conflict                                                              7
      3.03     Ownership of the Cotton Equity Interests                                 7
      3.04     Absence of Other Claims                                                  8
      3.05     Investment Representations                                               8
   ARTICLE IV.    REPRESENTATIONS AND WARRANTIES REGARDING THE COTTON GROUP COMPANIES  10
      4.01     Organization and Authorization                                          10
      4.02     Authorized and Outstanding Stock                                        11
      4.03     Absence of Other Claims                                                 11
      4.04     No Conflict                                                             11
      4.05     Required Consents and Approvals                                         11
      4.06     No Violation of Law                                                     11
      4.07     Financial Statements                                                    12
      4.08     No Undisclosed Liabilities                                              12
      4.09     Real Property                                                           13
      4.10     Personal Property                                                       13
      4.11     Indebtedness                                                            14
      4.12     Intellectual Property                                                   14


                                      -i-

                                       TABLE OF CONTENTS
                                          (continued)

                                                                                     PAGE

      4.13     Litigation                                                              16
      4.14     Employees                                                               17
      4.15     Employee Benefits                                                       17
      4.16     Collective Bargaining                                                   19
      4.17     Labor Disputes                                                          19
      4.18     Bank Accounts                                                           19
      4.19     Environmental Matters                                                   19
      4.20     Required Licenses and Permits                                           21
      4.21     Insurance Policies                                                      21
      4.22     Major Suppliers and Customers                                           22
      4.23     Contracts and Commitments                                               22
      4.24     Agreements in Full Force and Effect                                     23
      4.25     Absence of Certain Changes and Events                                   23
      4.26     Accounts Receivable                                                     24
      4.27     Tax Matters                                                             25
      4.28     Brokerage                                                               27
      4.29     Disclosure                                                              27
   ARTICLE V.     REPRESENTATIONS AND WARRANTIES OF PURCHASER                          27
      5.01     Organization                                                            27
      5.02     Authorization                                                           28
      5.03     No Conflict                                                             28
      5.04     SEC Documents; Agreements; Financial Statements; Other Information      28
      5.05     Capitalization                                                          29
      5.06     Reporting Company                                                       29
      5.07     Financial Condition; Taxes; Litigation                                  29
      5.08     Listing                                                                 30
      5.09     Financing                                                               30
      5.10     Brokerage                                                               30
      5.11     Disclosure                                                              30
      5.12     Purchaser Stock                                                         30


                                      -ii-

                                       TABLE OF CONTENTS
                                          (continued)

                                                                                     PAGE

   ARTICLE VI.    COVENANTS                                                            30
      6.01     Operations of the Cotton Group Companies                                30
      6.02     Access                                                                  33
      6.03     Transfer Taxes                                                          34
      6.04     Preparation of Supporting Documents                                     34
      6.05     Notices of Certain Events                                               34
      6.06     Supplements to Schedules                                                35
      6.07     No Solicitation of Transactions                                         35
      6.08     Filings; Other Actions; Notification                                    36
      6.09     Confidentiality                                                         36
      6.10     Publicity                                                               37
      6.11     Expenses                                                                37
      6.12     Non-Operating Expenses                                                  37
      6.13     Spin-Off Agreement                                                      37
      6.14     Tax Matters                                                             37
      6.15     Employee Bonus Pool                                                     40
   ARTICLE VII.   CONDITIONS TO EACH PARTY'S OBLIGATION TO CLOSE                       40
      7.01     Regulatory Consents                                                     40
      7.02     Litigation                                                              40
   ARTICLE VIII.  CONDITIONS TO OBLIGATIONS OF THE SELLERS                             40
      8.01     Representations and Warranties True and Correct at Closing Date         40
      8.02     Performance of Obligations                                              41
      8.03     Documents Satisfactory in Form and Substance                            41
      8.04     Certificates                                                            41
      8.05     No Material Change                                                      41
      8.06     Termination of Stansell Contingent Interest                             41
      8.07     Opinion of Counsel to the Purchaser                                     41
   ARTICLE IX.    CONDITIONS TO OBLIGATIONS OF PURCHASER                               41
      9.01     Representations and Warranties True and Correct at Closing Date         41
      9.02     Performance Obligations                                                 42


                                     -iii-

                                       TABLE OF CONTENTS
                                          (continued)

                                                                                     PAGE

      9.03     No Material Change                                                      42
      9.04     Other Necessary Consents                                                42
      9.05     Opinion of Counsel to the Seller                                        42
      9.06     Non-Compete Agreement                                                   42
      9.07     Documents Satisfactory in Form and Substance                            42
      9.08     Certificates                                                            42
      9.09     Employment Agreements                                                   43
      9.10     Release of Liens                                                        43
   ARTICLE X.     INDEMNIFICATION                                                      43
      10.01    Indemnification Obligations of the Sellers                              43
      10.02    Indemnification Obligations of Purchaser                                44
      10.03    Indemnification Procedure.                                              44
      10.04    Survival Period                                                         46
      10.05    Liability Limits                                                        46
      10.06    Determination of Purchaser Losses                                       47
      10.07    Investigations                                                          47
      10.08    Deleted                                                                 47
      10.09    Reduction of Purchase Price                                             47
      10.10    Damages                                                                 47
      10.11    Exclusive Remedy                                                        47
   ARTICLE XI.    TERMINATION PRIOR TO CLOSING DATE                                    47
      11.01    Termination of Agreement                                                47
      11.02    Termination of Obligations                                              48
   ARTICLE XII.   MISCELLANEOUS                                                        48
      12.01    Entire Agreement; Survival                                              48
      12.02    Amendment                                                               48
      12.03    Parties Bound by Agreement; Successors and Assigns                      49
      12.04    Counterparts; Facsimile                                                 49
      12.05    Headings                                                                49
      12.06    Modification and Waiver                                                 49


                                      -iv-

                                       TABLE OF CONTENTS
                                          (continued)

                                                                                     PAGE

      12.07    Expenses                                                                49
      12.08    Notices                                                                 49
      12.09    Governing Law; Jurisdiction                                             50
      12.10    Public Announcements                                                    50
      12.11    Knowledge                                                               51
      12.12    No Third-Party Beneficiaries                                            51
      12.13    "Including"                                                             51
      12.14    Gender and Number                                                       51
      12.15    References                                                              51
      12.16    Severability                                                            51
      12.17    Further Assurances                                                      51
      12.18    Currency                                                                51
      12.19    Ordinary Course of Business                                             52
      12.20    Commercially Reasonable Efforts                                         52
      12.21    Material Adverse Change (or Effect)                                     52
      12.22    Arbitration                                                             52
      12.23    Enforcement                                                             53

                         LIST OF SCHEDULES AND EXHIBITS
                         ------------------------------


SCHEDULES
---------

Schedule 2.06(a)(1)  Incentive Compensation Mechanics
Schedule 2.06(a)(2)  Incentive Employees
Schedule 2.06(b)     Integration Incentive Compensation Mechanics
Schedule 3.03        Ownership of Cotton Equity Interests
Schedule 4.01(a)     Qualifications to Conduct Business
Schedule 4.01(c)     Officers and Directors of the Corporation
Schedule 4.03        Other Claims
Schedule 4.04        Conflicts
Schedule 4.05        Required Consents
Schedule 4.07        Financial Statements
Schedule 4.09(a)     Real Property
Schedule 4.09(c)     Permitted Liens
Schedule 4.10(a)     Personal Property
Schedule 4.10(b)     Property Held at Other Locations
Schedule 4.10(d)     Personal Property Leases
Schedule 4.11        Indebtedness
Schedule 4.12(b)     Intellectual Property
Schedule 4.12(c)     Obligations Related to Intellectual Property
Schedule 4.13        Litigation
Schedule 4.14(a)     Employees
Schedule 4.15(a)(i)  Employee Benefit Plans
Schedule 4.18        Bank Accounts
Schedule 4.19(b)     Exceptions to Compliance with Environmental Laws
Schedule 4.20        Cotton Authorizations
Schedule 4.21        Insurance Policies
Schedule 4.22        Major Suppliers and Customers
Schedule 4.23        Contracts and Commitments
Schedule 4.25        Absence of Changes
Schedule 4.26(a)     Owner Notes Receivable
Schedule 4.26(b)     Accounts Receivable
Schedule 4.27(b)     Tax Returns
Schedule 4.27(c)     Tax Deficiencies
Schedule 4.27(d)     Tax Sharing Agreements
Schedule 4.27(e)     Tax Election Adjustments
Schedule 5.05        Capitalization of Purchaser
Schedule 5.07        Financial Condition of Purchaser
Schedule 6.13        Spin-Off Agreement
Schedule 12.11(a)    Seller's Knowledge

                         LIST OF SCHEDULES AND EXHIBITS
                         ------------------------------
                                   (CONTINUED)


EXHIBITS
--------

Exhibit A            Cotton Group Companies
Exhibit B            Purchase Price Allocation Among Sellers
Exhibit C            Form of Seller Note
Exhibit D            [OMITTED]
Exhibit E            [OMITTED]
Exhibit F-1          [OMITTED]
Exhibit F-2          [OMITTED]
Exhibit G            [OMITTED]
Exhibit H            [OMITTED]

                               AMENDED & RESTATED
                     STOCK AND LIMITED PARTNERSHIP INTEREST
                               PURCHASE AGREEMENT

     This AMENDED & RESTATED STOCK AND LIMITED PARTNERSHIP INTEREST PURCHASE AGREEMENT (this "Agreement"), is made and entered into as of December ___, 2006,
                 ---------
by and among CHARYS HOLDING COMPANY, INC., a Delaware corporation ("Purchaser"),
                                                                    ---------
COTTON  HOLDINGS 1, INC., a Delaware corporation (the "Cotton Holdings"), COTTON
                                                       ---------------
COMMERCIAL  USA,  LP,  a Texas limited partnership ("Cotton Commercial"), COTTON
                                                     -----------------
RESTORATION  OF  CENTRAL  TEXAS,  LP,  a  Texas  limited  partnership  ("Cotton
                                                                         ------
Restoration"),  Bryan  Michalsky,  James Scaife, Randall Thompson, Daryn Ebrecht
-----------
and  Peter  Bell  (collectively,  the "Cotton Holdings Sellers"), Blake Stansell
                                       -----------------------
(a/k/a  Frank  Blakely  Stansell)  and  Chad  Weigman (collectively, the "Cotton
                                                                          ------
Commercial  Sellers")  and Johnny Slaughter and Russell White (collectively, the
-------------------
"Cotton Restoration Sellers"  and, together with the Cotton Holdings Sellers and
 --------------------------
Cotton  Commercial  Sellers, the "Sellers").    The parties are joined herein by
                                  -------
C&B  / Cotton Holdings, Inc., a Delaware corporation ("Acquisition Subsidiary"),
                                                       ----------------------
and  Crochet  &  Borel  Services, Inc., a Texas corporation ("Crochet & Borel"),
                                                              ---------------
both of which are wholly owned subsidiaries of Purchaser, for the purposes herein expressed.

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the parties hereto previously entered into that certain Stock and Limited Partnership Interest Purchase Agreement, dated as of September 1, 2006, as amended by that certain First Amendment to Purchase Agreement dated October 6, 2006, as further amended by that certain Second Amendment to Purchase Agreement dated October 19, 2006, and as further amended by that certain Third Amendment to Purchase Agreement dated October 31, 2006 (as amended, the
"Original  Agreement");  and
 -------------------

     WHEREAS, the parties desire to amend and restate the Original Agreement in its entirety as provided herein; and

     WHEREAS, the Cotton Holdings Sellers own all of the issued and outstanding shares of capital stock of Cotton Holdings; and

     WHEREAS, the Cotton Commercial Sellers and Cotton Holdings collectively own all of the limited partnership interests in Cotton Commercial, and Cotton USA GP, LLC, a wholly-owned subsidiary of Cotton Holdings, owns all of the general partnership interests in Cotton Commercial; and

     WHEREAS, the Cotton Restoration Sellers and CCI-LP, LLC, a wholly-owned subsidiary of Cotton Holdings, collectively own all of the limited partnership interests in Cotton Restoration, and CCI-GP, LLC, a wholly-owned subsidiary of Cotton Holdings, owns all of the general partnership interests in Cotton Restoration; and

     WHEREAS, Cotton Holdings, Cotton Commercial, Cotton Restoration, and the other direct and indirect subsidiaries of Cotton Holdings set forth on EXHIBIT A
                                                                       ---------
attached  hereto  (collectively,  the  "Cotton  Group  Companies"  and  each,
                                        ------------------------
individually,  a  "Cotton  Group  Company")  are  in  the  business of providing
                   ----------------------
catastrophe  management,  reconstruction,  restoration,
and environmental remediation services throughout the United States of America (the "Cotton Group Business"); and
       -----------------------

     WHEREAS, in reliance on and subject to the terms, conditions, representations, warranties, covenants and agreements contained herein, Purchaser desires to purchase all of the issued and outstanding shares of Cotton Holdings (the "Cotton Holdings Shares") from the Cotton Holdings Sellers; and
                 -----------------------

     WHEREAS, in reliance on and subject to the terms, conditions, representations, warranties, covenants and agreements contained herein, Purchaser desires to purchase all of the limited partnership interests of Cotton Commercial held by the Cotton Commercial Sellers (the "Cotton Commercial LP
                                                            --------------------
Interests"),  being  a 17.5% limited partnership interest held by Blake Stansell
---------
and a 5% limited partnership interest held by Chad Weigman; and

     WHEREAS, in reliance on and subject to the terms, conditions, representations, warranties, covenants and agreements contained herein, Purchaser desires to purchase all of the limited partnership interests of Cotton Restoration held by the Cotton Restoration Sellers (the "Cotton Restoration LP
                                                           ---------------------
Interests"),  being  a  5% limited partnership interest held by Johnny Slaughter
---------
and a 5% limited partnership interest held by Russell White (the Cotton Holdings Shares, Cotton Commercial LP Interests and Cotton Restoration LP Interests are collectively referred to herein as the "Cotton Equity Interests"); and
                                        -----------------------

     WHEREAS, the Sellers desire to sell the Cotton Equity Interests to Purchaser and at the request of Purchaser assign, convey and transfer the Cotton Equity Interests to the Acquisition Subsidiary;

     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements herein contained, and upon and subject to the terms and the conditions hereinafter set forth, the parties do hereby agree as follows:

                                   ARTICLE I.
                  PURCHASE AND SALE OF COTTON EQUITY INTERESTS
                  --------------------------------------------

     1.01     PURCHASE AND SALE. Upon the terms and subject to the conditions of
              -----------------
this Agreement, at the completion of the First Closing and Second Closing, which are defined below, (collectively, the "Closings"), (a) the Cotton Holdings
                                            --------
Sellers shall sell, assign, transfer and convey unto Purchaser, and Purchaser shall purchase and acquire from the Cotton Holdings Sellers, all (but not less than all) of the Cotton Holdings Shares, (b) the Cotton Commercial Sellers shall sell, assign, transfer and convey unto Purchaser, and Purchaser shall purchase and acquire from the Cotton Commercial Sellers, all (but not less than all) of the Cotton Commercial LP Interests, and (c) the Cotton Restoration Sellers shall sell, assign, transfer and convey unto Purchaser, and Purchaser shall purchase and acquire from the Cotton Restoration Sellers, all (but not less than all) of the Cotton Restoration LP Interests, in each case free and clear of any and all claims, liens, charges and encumbrances. The Closings shall occur at 10:00 a.m. on the First Closing Date and the Second Closing Date (defined below), or such other date(s) as the parties mutually agree in writing (the "Closing Dates"), at
                                                             -------------
the offices of Nance & Simpson, LLP, 2603 Augusta, Suite 1000, Houston, Texas 77057.

     1.02     THE  FIRST CLOSING.  At the first closing ("First Closing"), which
              ------------------                          -------------
shall  occur on or before December 8, 2006 (the "First Closing Date"), Purchaser
                                                 ------------------
shall  purchase  40%  of  the  Cotton  Equity  Interests  (the  "First  Equity
                                                                 -------------
Interests"), pro-rata from the Sellers as their interests may be currently held,
---------
for  the  consideration  set  forth  in Sections 2.02(a),  2.02(b),  2.03(a) and
                                        ----------------   -------   -------
2.03(b).
-------

     1.03     THESECOND  CLOSING.  At  the  second  closing  ("Second Closing"),
              ------------------                               --------------
which  shall  occur  on  or  before  March  8, 2007 (the "Second Closing Date"),
                                                          -------------------
Purchaser shall purchase the remaining Cotton Equity Interests not purchased at the First Closing (the "Second Equity Interests"), pro-rata from the Sellers as
                         -----------------------
their  interests  are  then  held,  for  the  consideration set forth in Section
                                                                         -------
2.02(c).
-------

                                   ARTICLE II.
                                 PURCHASE PRICE
                                 --------------

     2.01     THE  TOTAL  CONSIDERATION.  In consideration of the sale of all of
              -------------------------
the Cotton Equity Interests to Purchaser to occur at the Closings, Purchaser shall pay and deliver to the Sellers aggregate consideration ("Total
                                                                        -----
Consideration")  of (i) cash and promissory notes (the "Cash Consideration") and
-------------                                           ------------------
(ii) shares of the Purchaser's Common Stock and certain make-whole consideration (collectively the "Stock Consideration"), as more fully set forth below in this
                    -------------------
Article II. The Total Consideration shall be allocated and distributed among the Sellers as set forth on EXHIBIT B attached hereto and incorporated herein
                               ---------
for  all  purposes.

     2.02     PAYMENT  OF  CASH  CONSIDERATION.  Purchaser  shall  pay  the Cash
              --------------------------------
Consideration  to  Sellers  as  follows:

          (a)     NON-REFUNDABLE  CASH  CONSIDERATION.  Prior  to  the  First
                  -----------------------------------
Closing, Purchaser has paid to Sellers the cumulative cash sum of $2,500,000.00 ("Non-Refundable Cash Consideration"), as a material inducement to Sellers to
  -----------------------------------
enter into this Agreement. At the First Closing, the Non-Refundable Cash Consideration shall be credited to the Total Consideration payable by Purchaser to Sellers for the First Equity Interests to be purchased by Purchaser at the First Closing. Purchaser acknowledges and agrees that if this Agreement terminates for any reason whatsoever prior to the First Closing including (without limitation) due to the lapse of time, the Sellers shall be entitled to retain all of the Non-Refundable Cash Consideration and Purchaser will not be entitled to a refund of the Non-Refundable Cash Consideration, and notwithstanding anything herein to the contrary, Purchaser hereby waives and forever releases all claims and causes of action with respect to the Non-Refundable Cash Consideration.

          (b)     CASH  CONSIDERATION  AT  THE  FIRST  CLOSING.  At  the  First
                  --------------------------------------------
Closing, in consideration for the purchase of the First Equity Interests, Purchaser shall pay to the Sellers the sum of $24,000,000.00 (the "First Closing
                                                                   -------------
Cash  Consideration") in the form of (i) $14,000,000.00 in immediately available
-------------------
federal funds delivered via wire transfer to the accounts of Sellers pursuant to wire transfer instructions to be delivered to Purchaser at or prior to the First Closing and (ii) a promissory note (the "Seller Note") in the original principal
                                         -----------
amount of $10,000,000.00, to be made by Purchaser and payable to Sellers, in the form attached hereto as EXHIBIT C. The Seller Note shall (i) be due and payable
                        ---------
on the 90th day following the First Closing Date or if earlier, upon Purchaser obtaining "Permanent Financing" as described in the Seller Note, (ii) bear interest from the First Closing Date at a rate of 9% per annum, (iii) be guaranteed by the Acquisition Subsidiary, the Cotton Group Companies and Crochet and Borel, (iv) be secured by a first pledge and lien (the "Pledge") against the
                                                            ------
First  Equity  Interests, a first lien security interest ("Cotton Lien") against
                                                           -----------
the assets of the Cotton Group Companies and a subordinate lien security interest ("C&B Lien") against the assets of Crochet and Borel. At the First
            ---------
Closing the parties shall execute all necessary guaranty agreements, security agreements, pledge agreements, UCC financing statements and intercreditor agreements as needed to perfect the Pledge, Cotton Lien and C&B Lien in favor of Sellers.

          (c)     CASH  CONSIDERATION  ATTHESECOND  CLOSING.  At  the  Second
                  -----------------------------------------
Closing, in consideration for the purchase of the Second Equity Interests, Purchaser shall (i) pay to the Sellers the cash sum of $22,754,406.06 (the "Second Closing Cash Consideration") in immediately available federal funds
 ------------------------------------
delivered via wire transfer to the accounts of Sellers pursuant to wire transfer instructions to be delivered to Purchaser at or prior to the Second Closing. In return for Sellers agreeing to accept the Seller Note (rather than all cash at the First Closing) and in consideration of Sellers agreement to sell to Purchaser the Second Equity Interests (as contemplated herein), Purchaser agrees that, notwithstanding anything herein to the contrary, on or before the Second Closing Date, the Cotton Group Companies will (1) execute and deliver to certain Sellers (as reflected on Schedule 4.26(a) and allocated on Exhibit B) a waiver
                                                             ---------
and full release of certain liabilities and notes receivable from such Sellers, their spouses, and certain related companies including (without limitation) Cotton Development, LP, Cotton Development 2, LP, Cotton Dev. GP, LLC, and T double HB, LLC and (2) pay to Bryan Michalsky the sum of $840,000.00 in full satisfaction of all amounts owed to Bryan Michalsky under his current employment agreement, which shall be terminated and replaced by a new employment agreement in accordance with this Agreement.

     2.03     PAYMENT  OF STOCK CONSIDERATION.  Purchaser shall pay, deliver and
              -------------------------------
issue the Stock Consideration to Sellers as follows:

          (a)     NON-REFUNDABLE  STOCK  CONSIDERATION.  Prior  to  the  First
                  ------------------------------------
Closing,  Purchaser  has  issued  to Sellers 400,000 shares (the "Non-Refundable
                                                                  --------------
Stock  Consideration")  of  Purchaser's  Common  Stock ("Purchaser Stock"), as a
--------------------                                     ---------------
material inducement to Sellers to enter into this Agreement. At Closing, the Non-Refundable Stock Consideration shall be credited to the Total Consideration payable by Purchaser at the First Closing for the First Equity Interests. Purchaser acknowledges and agrees that if this Agreement terminates for any reason whatsoever prior to the First Closing including (without limitation) due to the lapse of time, the Sellers shall be entitled to retain all of the Non-Refundable Stock Consideration and Purchaser will not be entitled to a refund of the Non-Refundable Stock Consideration, and notwithstanding anything herein to the contrary, Purchaser hereby waives and forever releases all claims and causes of action with respect to the Non-Refundable Stock Consideration.

          (b)     STOCK  CONSIDERATION  AT  THE  FIRST  CLOSING.  At  the  First
                  ---------------------------------------------
Closing, Purchaser shall issue to Sellers 1,555,532 shares of Purchaser Stock (the "Closing Stock Consideration").
       ----------------------------

          (c)     NO FRACTIONAL SHARES.  No fractional shares of Purchaser Stock
                  --------------------
shall be issued to the Sellers hereunder, and the number of shares of Purchaser Stock to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises pursuant to any calculation  in  Section 2.06 or elsewhere herein, the Purchaser shall eliminate
                 ------------
such fractional share interest by paying the Sellers the amount computed by multiplying the fractional interest by the price of a full share (with such price being the same price used to determine the shares then being issued).

          (d)     REGISTRATION  RIGHTS.  The  Sellers  shall  be  granted
                  --------------------
registration rights, with respect to all shares of Purchaser Stock issued to the Sellers hereunder, as more specifically set forth in the Registration Rights Agreement (the "Registration Rights Agreement") made by Purchaser in favor of
                  ------------------------------
Sellers,  dated  October  6,  2006.

          (e)     SHARES FULLY PAID.  Shares of Purchaser Stock, when issued and
                  -----------------
delivered to the Sellers in accordance with the terms hereof, will be duly authorized, validly issued, fully-paid and non-assessable.

          (f)     LEGEND  ON  STOCK  CERTIFICATES.  The  stock  certificates
                  -------------------------------
evidencing the shares of Purchaser Stock issued to Sellers hereunder will bear the following legend:

     THE SHARES OF STOCK EVIDENCED BY THIS STOCK CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

     2.04     [OMITTED]
              ---------

     2.05     MAKE-WHOLE  ADJUSTMENT.
              ----------------------

          (a)  The following terms have the meanings set forth below:

                    (i)     "Make-Whole Date" means the first anniversary of the
                             ---------------
First Closing Date, provided that if such date falls on a non-business day, the Make-Whole Date shall be the preceding business day.

                    (ii)     "Make  Whole Deficit" means the value, if positive,
                              -------------------
of  (A)  the  Target  Stock  Consideration  Value,  minus (B) the product of (1)
                                                    -----
1,955,532  multiplied  by (2) the Market Price of the Purchaser Stock during the
           --------------
15  consecutive  trading  days  prior  to  the  Make-Whole  Date.

                    (iii)     "Market  Price" means, with respect to any period,
                               -------------
the weighted average sale price of the Purchaser Stock during such period as determined by (i) the principal stock exchange, or the NASDAQ/NMS, as the case may be, on which shares of Purchaser Stock are then listed or admitted to trading, or (ii) if the Purchaser Stock is not then listed or admitted to trading on any stock exchange or the NASDAQ/NMS, the average of the last reported closing bid and asked prices on each such day in the over-the-counter market, as furnished by the NASDAQ system or National Quotation Bureau, Inc., or
(iii)  if  neither  NASDAQ,  or  National

Quotation Bureau, Inc. is at the time engaged in the business of reporting such prices, then as furnished by any similar firm then engaged in such business

                    (iv)     "NASDAQ/NMS"  means  that  National  Association of
                              ----------
Securities Dealers' Automated Quotation National Market System.

                    (v)     "Target  Stock  Consideration  Value"  means
                             -----------------------------------
$29,332,980.00.

          (b) In the event that the Market Price of the Purchaser Stock during the fifteen consecutive trading days immediately prior to the Make-Whole Date is less than $15.00 per share (the "Target Per Share Stock Price"),
                                                 ----------------------------
Purchaser shall, at Purchaser's option, either (x) issue to the Sellers that number of additional shares of Purchaser Stock (the "Make-Whole Shares") equal
                                                       -----------------
to  (1)  the  Make  Whole  Deficit, divided by the Market Price of the Purchaser
                                    ----------
Stock on the Make-Whole Date, or (y) pay to the Sellers an amount in cash equal to (1) the Target Stock Consideration Value, less (2) the Make Whole Deficit.
                                                ----
Such issuance shall be completed or such cash payment shall be made no later than the third business day after the Make-Whole Date.

          (c) Notwithstanding anything to the contrary set forth herein, Purchaser's obligation to make any adjustment in accordance with this Section
                                                                         -------
2.05,  or  to issue any Make-Whole Shares, shall terminate in the event that, at
----
any time prior to the Make-Whole Date, the average Market Price Per Share of the Stock Consideration during any 90 consecutive trading days following the date the Sellers are entitled to freely trade the Stock Consideration without restrictions  pursuant  to  the  Registration  Rights  Agreement exceeds $15.00.
Further, on the Make Whole Date, Purchaser may reduce the Target Stock Consideration Value by the amount of any Purchaser Losses for which the Sellers must indemnify the Purchaser Indemnified Parties in accordance with ARTICLE X
                                                                       ---------
hereof, including satisfaction of the procedures and conditions set forth in Sections 10.03 and 10.06 hereof.
---------------       -----

     2.06     INCENTIVE  COMPENSATION.
              -----------------------

          (a)     The  Sellers  shall,  for each Performance Year (as defined on
SCHEDULE  2.06(A)(1)),  be  entitled  to  earn  incentive  compensation, payable
--------------------
annually within 30 days following the filing of the Purchaser's 10-K for each of the fiscal years ending April 30, 2007, 2008 and 2009, based upon the financial performance of the Cotton Group Companies according to the formula set forth on
SCHEDULE  2.06(A)(1).  Upon determining the portion of the Bonus Pool Amount (as
--------------------
defined  on  SCHEDULE  2.06(A)(1)) payable for each Employment Year, the Sellers
             --------------------
shall notify Purchaser of the portion of such amount to be paid to each employee identified on SCHEDULE 2.06(A)(2) (the "Incentive Employees") (to the extent
                --------------------        -------------------
that each such employee continues to be entitled to incentive compensation pursuant to the terms of his or her employment agreement with Purchaser or the Cotton Group Companies) or any other employee who becomes eligible for incentive compensation pursuant to the terms of his or her employment agreement with the Corporation.

          (b)     The  Sellers  shall  be  entitled  to  earn  additional equity compensation based upon the financial performance of acquired companies, determined in accordance with the provisions of SCHEDULE 2.06(B).
                                                       -----------------

     2.07     SELLERS'  OPTION.  For  $10.00  and  other  good  and  valuable
              ----------------
consideration paid and delivered to Purchaser by Sellers upon execution of this Agreement, the receipt and sufficiency of which is hereby acknowledged and agreed to by Purchaser, Purchaser hereby grants to Sellers the exclusive right and option, at their sole discretion, to purchase the First Equity Interests from Purchaser that Purchaser will acquire at the consummation of the First Closing if the Second Closing does not occur for any reason whatsoever (except as described in Section 2.07(d) below), by giving notice ("Option Notice") of
                                                              -------------
purchase to Purchaser within 60 days following the Second Closing Date, on the following terms and conditions:

          (a) Sellers' shall pay to Purchaser cash consideration of $14,000,000.00, in immediately available federal funds; and

          (b) Sellers' shall assign, transfer, and convey to Purchaser the Closing Stock Consideration (i.e., 1,555,532 shares), being in unregistered form as issued to Sellers at the First Closing; and

          (c) The closing of the purchase of the First Equity Interests as set forth above in this Section 2.07 shall take place within 5 business days following the delivery of the Option Notice to Purchaser, at which the consideration set forth in Section 2.07(a) and (b) shall be delivered to Purchaser and Purchaser shall transfer, assign, convey and deliver to the Sellers the First Equity Interests, free and clear of any liens, claims and encumbrances of any kind, and thereafter, the parties hereto shall have no further rights or obligations under this Agreement except as set forth in this Section 2.07; and
           -------------

          (d)     Notwithstanding anything in this Section 2.07 to the contrary,
                                                   ------------
     Sellers  may  not  exercise their purchase option set forth in this Section
                                                                         -------
     2.07 if and only if the cause of the failure of the Second Closing to occur
     ---- --------------
     is  (i)  a  material breach by Sellers of a provision of this Agreement, or
     (ii) Sellers refusal to consummate the Second Closing without cause. In the event that Sellers do not exercise their purchase option, the parties agree that the principal amount of the Seller Note will be reduced to $5,000,000.00.

                                  ARTICLE III.
                    REPRESENTATIONS AND WARRANTIES OF SELLERS
                    -----------------------------------------

     Each Seller hereby represents and warrants to the Purchaser, only as to his respective ownership of Cotton Equity Interests, execution and delivery of this Agreement, investment in Purchaser Stock pursuant to the transaction contemplated by this Agreement, and the other matters addressed in this Article
                                                                         -------
III  (and not as to the ownership of other Sellers, their execution and delivery
---
of this Agreement, investment in Purchaser Stock or other such matters), that the statements contained in this Article III are correct and complete as of
                                      -----------
September 1, 2006 (as then made in the Original Agreement) as though such date were substituted for the date of this Agreement throughout this Article III,
                                                                    -----------
except (i) to the extent any such representation or warranty speaks to an earlier date and (ii) as set forth in the or Schedules ("Schedules") to this
                                                             ---------
Agreement delivered by the Sellers to the Purchaser.

     3.01     POWER,  AUTHORITY  AND ORGANIZATION OF THE SELLER.  Seller has the
              -------------------------------------------------
right, power and capacity to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Seller and constitutes Seller's legal, valid and binding obligation, enforceable in accordance with its terms.

     3.02     NO  CONFLICT.  The  execution  and  delivery  of this Agreement by
              ------------
Seller, the consummation of the transactions contemplated herein by Seller, and the performance of the covenants and agreements of Seller, will not, with or without the giving of notice or the lapse of time, or both, (a) violate, conflict with or result in a breach or default under any term or condition, or result in the termination, of any mortgage, indenture, contract, license, permit, instrument, trust document, or other agreement, document or instrument to which Seller is a party or by which Seller or any of Seller's properties may be bound, or (b) violate any provision of law, statute, rule, regulation, court order, judgment or decree, or ruling of any governmental authority, to which Seller is a party or by which Seller or Seller's properties may be bound.

     3.03     OWNERSHIP  OF  THE  COTTON  EQUITY  INTERESTS.  Seller  owns,
              ---------------------------------------------
beneficially and of record, good and valid title to the Cotton Equity Interests set forth beside such Seller's name on SCHEDULE 3.03 hereto, and such Cotton
                                           -------------
Equity Interests (a) are validly issued, fully paid and nonassessable, (b) are free and clear of any liens, restrictions, claims, equities, charges, options, rights of first refusal or encumbrances, with no defects of title whatsoever, and (c) constitute all of the issued and outstanding stock or limited partnership  interests  of  Cotton  Holdings,  Cotton  Restoration  and  Cotton
Commercial, as the case may be, other than limited partnership interests in Cotton Restoration and Cotton Commercial owned directly or indirectly by Cotton Holdings. Other than the Cotton Equity Interests, Seller owns no shares of capital stock, limited partnership interests or other equity securities of any Cotton Group Company and, except as set forth on SCHEDULE 3.03, Seller does not
                                                  -------------
have any right of any kind to have any such equity security issued. Upon the Closing Date, Purchaser shall have obtained good and valid title to the Cotton Equity Interests, free and clear of any liens, restrictions, claims, equities, options, charges, rights of first refusal, or encumbrances or other restrictions, and with no defects of title whatsoever. Seller has full and exclusive power, right and authority to vote the Cotton Equity Interests. Seller is not a party to or bound by any agreement affecting or relating to its right to transfer or vote any Cotton Equity Interest.

     3.04     ABSENCE OF OTHER CLAIMS.  No prior offer, issue, redemption, call,
              -----------------------
purchase, sale, merger, transfer, involvement in any transfer, negotiation or other transaction of any nature or kind with respect to any capital stock (including shares, offers, options, warrants, or debt convertible into shares, options or warrants) or other ownership interest in the Cotton Group Company in which Seller owns a Cotton Equity Interest, that has given or may give rise to
(a) any valid claim or action by any person (including any former or present holder of any of the Cotton Equity Interests) which is enforceable against the Seller or such Cotton Group Company; or (b) any valid ownership interest in such Cotton Group Company, and no fact or circumstance exists which could give rise to any such right, claim, action or interest on behalf of any person.

     3.05     INVESTMENT  REPRESENTATIONS.
              ---------------------------

          (a) Seller has sufficient knowledge and experience in financial and business matters to be able to evaluate the risks and merits of the investment represented by the issuance of the Purchaser Stock pursuant to
Article  II  hereof  (the  "Issued  Securities").
-----------                 ------------------

          (b) Seller is aware that the business of the Purchaser involves significant and material economic variables and risks that could adversely affect Seller's investment in the Issued Securities.

          (c) Seller is able to bear the economic risks of an investment in the Issued Securities, including the risk of losing all of such investment, and Seller has no need for liquidity with respect to such investment.

          (d) Seller acknowledges that no prospectus, offering circular or other offering statement containing information with respect to the Issued
Securities was delivered in connection with Seller's investment. Seller has made his own inquiry and analysis with respect to the Purchaser and its business, and further represents that Seller has had access, for a reasonable time prior to the issuance of the Issued Securities, to information concerning the Purchaser and has had the opportunity to ask questions of, and receive answers from, officers of the Purchaser concerning an investment in the Issued Securities and the business, management and financial affairs of the Purchaser, and to obtain additional information (to the extent the Purchaser possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to Seller or to which the Seller had access.

          (e) The Issued Securities were not offered to the Seller by means of publicly disseminated advertisements or sales literature, or as part of a general solicitation, nor is Seller aware of any offers made to other persons by such means.

          (f) Seller acknowledges that he has either been supplied with or has had access to information to which a reasonable investor would attach significance in making investment decisions. In determining to proceed with this investment, Seller has relied solely upon the results of his own independent investigation with respect to the Issued Securities.

          (g) Seller is an "accredited investor" as defined in Rule 501(a) of Regulation D, promulgated under the Securities Act, which requires individual investors to either (i) have had individual income (exclusive of any income attributable to a spouse) of more than $200,000, or joint individual income with a spouse of more than $300,000, in each of the two most recent years and a reasonable expectation of reaching that level of income in the current year or
(ii) have an individual net worth (or combined net worth with a spouse), in excess of $1,000,000.

          (h) Seller is acquiring the Issued Securities for his own account and not with a view to resale or other distribution thereof inconsistent with or in violation of the federal securities laws or the securities or Blue Sky laws of any state. No other person or entity will have any interest, beneficial or otherwise, in the Issued Securities that Seller is acquiring hereunder, other than a community property interest of Seller's spouse, if applicable, in such Issued Securities under the laws of the State of Texas. Seller is not obligated to transfer the Issued Securities or any portion thereof to any other person or entity, nor does Seller have any agreement or understanding to do so.

          (i) Seller acknowledges and agrees that he may not, directly or indirectly, sell, assign, pledge, give, subject to lien or security interest or otherwise dispose of or encumber

(collectively,  "Transfer")  all  or any part of the Issued Securities except as
                 --------
expressly permitted by this Agreement, the Registration Rights Agreement and applicable law. Seller understands that the Purchaser may, as a condition of any Transfer of any Issued Securities which are not registered for sale pursuant to an effective registration statement of the Purchaser, require that he deliver an opinion of counsel reasonably acceptable to the Purchaser to the effect that neither the sale nor the proposed Transfer will result in any violation of applicable state securities laws, the Securities Act or the securities law of any other jurisdiction.

          (j) Seller acknowledges that, to the extent Seller deems necessary, he has relied on his own professional accounting, tax, legal and financial advisors with respect to an investment in the Purchaser and the acquisition of the Issued Securities, and obtained, to the extent he deems necessary, such professional advice with respect to the risks inherent in such investment and the suitability of an investment in the Issued Securities in light of his financial condition and investment needs.

          (k) Any non-public information about the Purchaser that has been disclosed to Seller by Purchaser or any of its representatives in connection with the acquisition of the Issued Securities is deemed to be confidential information of the Purchaser, and Seller hereby agrees that, unless the Purchaser has consented in writing to the contrary, Seller shall treat such information as Confidential Information under this Agreement.

          (l) The agreements, representations and warranties made herein extend to and apply to all portions of the Issued Securities. The acceptance by the Sellers of the Issued Securities shall constitute the Sellers confirmation that all agreements and representations made herein shall be true and correct at such time.

                                   ARTICLE IV.
       REPRESENTATIONS AND WARRANTIES REGARDING THE COTTON GROUP COMPANIES
       -------------------------------------------------------------------

     Cotton Holdings, Cotton Commercial and Cotton Restoration, and each of the Sellers hereby jointly and severally represent and warrant to the Purchaser that the statements contained in this Article IV are correct and complete as of the
                                   ----------
date of this Agreement, and will be correct and complete as of September 1, 2006 (the "Representation Date") as though made then and as though such date were
       --------------------
substituted  for  the  date of this Agreement throughout this Article IV, except
                                                              ----------
(i) to the extent any such representation or warranty speaks to an earlier date and (ii) as set forth in the Schedules.

     4.01     ORGANIZATION  AND  AUTHORIZATION.
              --------------------------------

          (a) Each Cotton Group Company is duly organized, validly existing and in good standing under the laws of its incorporation as specified on EXHIBIT
                                                                         -------
A and has all requisite power and authority, corporate or otherwise, to carry on
-
and conduct its business as it is now being conducted and to own or lease its properties and assets, and is duly qualified and in good standing in the jurisdictions  set  forth  on  SCHEDULE  4.01(A),  which, except as set forth on
                               -----------------
SCHEDULE  4.01(A),  are  the  only  jurisdictions  in  which  the  ownership  of
-----------------
properties  or  assets  of
each such Cotton Group Company or the conduct of the Cotton Group Business requires such qualification.

          (b)     EXHIBIT A  sets forth,  for each Cotton Group Company, (i) the
                  --------
authorized number of equity interests in such Cotton Group Company, (ii) the name of each holder of equity interests in such Cotton Group Company, and (iii) for each such holder, the number of equity interests held by such holder and outstanding as of the Representation Date. Except as set forth on EXHIBIT A, no
                                                                   ---------
Cotton Group Company has any interest, direct or indirect, and has no commitment to purchase or otherwise acquire any interest, direct or indirect, in any other corporation, partnership, joint venture or other business enterprise.

          (c) The current officers and directors of each Cotton Group Company are listed on SCHEDULE 4.01(C).
                          -----------------

          (d) The copies of the company records of the Cotton Group Companies that have previously been delivered to Purchaser are true, correct and complete copies of the corporate records of the Cotton Group Companies in effect as of the Representation Date. The copies of the minutes of directors', shareholders' and partners' meetings and the stock or equity books of the Cotton Group Companies that have been delivered previously to Purchaser are true, correct and complete copies of the records of all directors', shareholders' and partners' meetings and equity issuances through and including the date hereof and, to the Knowledge of the Cotton Group Companies or any Seller, reflect all transactions and other matters required to be reflected in such records, as well as such other matters customarily contained in records of such type.

     4.02     AUTHORIZED  AND  OUTSTANDING  STOCK.  All  of  the  Cotton  Equity
              -----------------------------------
Interests are validly issued, fully paid and nonassessable. All issuances, transfers or purchases of Cotton Equity Interests have been in compliance with all applicable agreements and all applicable laws, including federal and state securities laws, and all taxes thereon have been paid. There are no shares of capital stock or other equity interests held in the treasury of any Cotton Group Company.

     4.03     ABSENCE  OF  OTHER  CLAIMS.  Except as set forth on SCHEDULE 4.03,
              --------------------------                          -------------
there are not outstanding, nor is any Cotton Group Company bound by, any subscriptions, options, preemptive rights, warrants, calls, commitments or agreements or rights of any character requiring any Cotton Group Company to issue, or entitling any person or entity to acquire, any additional shares of capital stock or any other equity security, including any right of conversion or exchange under any outstanding security or other instrument, and no Cotton Group Company is obligated to issue or transfer any of its equity interests for any purpose. There are no outstanding obligations of any Cotton Group Company to repurchase, redeem or otherwise acquire any outstanding equity interest in any such Cotton Group Company.

     4.04     NO CONFLICT.  The execution and delivery of this Agreement by each
              -----------
Cotton Group Company that is a signatory hereto, the consummation of the transactions contemplated herein by each Cotton Group Company that is a signatory hereto, and the performance of the covenants and agreements of each Cotton Group Company that is a signatory hereto, will not, with or without the giving of notice or the lapse of time, or both, (a) except as set forth on
Schedule  4.04,  violate  or  conflict with any of the provisions of any charter
--------------
document,  bylaw,
limited liability company agreement, operating agreement or partnership agreement of any Cotton Group Company, (b) except as set forth on SCHEDULE 4.04,
                                                                  -------------
violate, conflict with or result in a breach or default under or cause termination of any term or condition of any mortgage, indenture, contract, license, permit, instrument, trust document, or other agreement, document or instrument to which any Cotton Group Company is a party or by which any Cotton Group Company or the properties of any Cotton Group Company may be bound, (c) violate any provision of law, statute, regulation, court order or ruling of any governmental authority, to which any Cotton Group Company is a party or by which any Cotton Group Company or the properties of any Cotton Group Company may be bound, or (d) result in the creation or imposition of any lien, claim, charge, restriction, security interest or encumbrance of any kind whatsoever upon any asset of any Cotton Group Company.

     4.05     REQUIRED  CONSENTS AND APPROVALS.  Except as set forth on SCHEDULE
              --------------------------------                          --------
4.05,  no  consent  or approval is required by virtue of the execution hereof by
----
any Seller or any Cotton Group Company or the consummation of any of the transactions contemplated herein by any Seller or any Cotton Group Company to avoid the violation or breach of, or the default under, or the creation of a lien on any assets of any Cotton Group Company pursuant to the terms of, any regulation, order, decree or award of any court or governmental agency or any lease, agreement, contract, mortgage, note, license, or any other instrument to which any Cotton Group Company is a party or to which any Cotton Group Company or the property or assets of any Cotton Group Company or any of the Cotton
Equity  Interests  is  subject.

     4.06     NO  VIOLATION  OF  LAW.  No Cotton Group Company is, and no Cotton
              ----------------------
Group Company will be (by virtue of any past or present action, omission to act, contract to which it is a party or any occurrence or state of facts whatsoever) in violation of any applicable local, state or federal law, ordinance, regulation, order, injunction or decree, or any other requirement of any governmental body, agency or authority or court binding on it, or relating to its property or business or its advertising, sales or pricing practices (including any antitrust laws and regulations), and no Cotton Group Company hereafter will suffer or incur any material loss, liability, penalty or expense (including attorneys' fees) by virtue of any such violation.

     4.07     FINANCIAL  STATEMENTS.  SCHEDULE  4.07  contains (i) the unaudited
              ---------------------   --------------
balance sheets of Cotton Commercial, Cotton Restoration, and Cotton Restoration, LP as of the years ended October 31, 2005 and October 31, 2004 reviewed by the Cotton Group Companies' certified public accountant (the "Reviewed Financial
                                                              ------------------
Statements"),  and the related statements of income, retained earnings, and cash
----------
flows for the years then ended, and the related notes thereto; and (ii) the audited consolidated balance sheet of Cotton Holdings 1, Inc. and Subsidiaries (including, without limitation, Cotton Commercial, Cotton Restoration, and
Cotton Restoration, LP) as of July 31, 2006, and the related unaudited statements of income, retained earnings, and cash flows for the 9-month period then ended, or if such interim statements are not commonly prepared, equivalent statements as are commonly prepared (the "Interim Financial Statements", and
                                              ----------------------------
collectively  with  the  Reviewed  Financial  Statements, the "Current Financial
                                                               -----------------
Statements").  The  Reviewed  Financial  Statements present fairly the financial
----------
position of the Cotton Group Companies as of the dates thereof, and the related results of its operations for the years then ended. The Interim Financial Statements present fairly the financial position of the Cotton Group Companies as of the date thereof, and the related results of its operations for the periods then ended. The Reviewed Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied ("GAAP"), and the
                                                                 ----
Interim Financial Statements have been prepared in accordance with GAAP for interim statements on a basis consistent with prior periods. All adjustments, consisting of normal, recurring accruals necessary for a fair presentation, have been made in the Interim Financial Statements. The balance sheets as of October 31, 2005 (the "Reviewed Balance Sheet Date") included in the Reviewed Financial
                ---------------------------
Statements  are  referred  to  herein  as  the "Reviewed Balance Sheets" and the
                                                -----------------------
audited  consolidated  balance  sheet  as of July 31, 2006 (the "Interim Balance
                                                                 ---------------
Sheet Date") included in the Interim Financial Statements are referred to herein
----------
as  the  "Interim  Balance  Sheets."
          ------------------------

     4.08     NO  UNDISCLOSED  LIABILITIES.  There  are  no  liabilities  of any
              ----------------------------
Cotton Group Company of any kind whatsoever, whether accrued, contingent, absolute or otherwise, except for:

          (a) liabilities and obligations fully reflected or provided for in the Reviewed Balance Sheets, the Interim Balance Sheets or the Schedules;

          (b) liabilities and obligations incurred in the Ordinary Course of Business, consistent with past practice, since July 31, 2006, which individually or in the aggregate are not in excess of $50,000.00; and

          (c) liabilities and obligations under contracts not (i) attributable to any failure by any Cotton Group Company to comply with the terms thereof or any express or implied warranty, or (ii) entered into in violation of this Agreement or arising out of any such breach by any Cotton Group Company.

     4.09     REAL  PROPERTY.
              --------------

          (a)     SCHEDULE  4.09(A)  sets forth a complete and accurate list and
                  -----------------
description of all the real property that the Cotton Group Companies own, lease, have agreed (or have an option) to purchase, sell or lease, or may be obligated to purchase, sell or lease (the "Real Property"). With respect to each parcel
                                   -------------
of Real Property that is owned by the Cotton Group Companies, Sellers or their affiliates and required to be listed and described on SCHEDULE 4.09(A), the
                                                           ----------------
Seller has or will make available prior to Closing to Purchaser true, correct and complete copies of each instrument (if any) evidencing a grant by or to any Cotton Group Company of an option to purchase or lease such parcel, each lease and leasehold mortgage (if any) with respect to such parcel, and any title policies or commitments and surveys with respect to such parcel.

          (b) The Cotton Group Companies have good, valid and marketable title to, or in the case of leased properties and assets, valid leasehold interests in, all of their material properties and assets, tangible and intangible, real, personal and mixed, movable and immovable, used or held for use in their business.

          (c)     Except  for  the  matters  set  forth on SCHEDULE 4.09(C) (the
                                                           ----------------
"Permitted  Liens"),  no  Real  Property  owned  by  the Cotton Group Companies,
 ----------------
Sellers or their affiliate, or, to the Knowledge of the Cotton Group Companies or any Seller, any Real Property leased by the Cotton Group, is subject to (i) any governmental decree or order (or threatened or proposed decree or order known to the Cotton Group Companies or the Sellers) to be sold or taken by public authority, or (ii) any liens, security interests, easements, rights of way, building use restrictions, exceptions, variances, reservations, limitations or other encumbrances of any nature whatsoever.

     4.10     PERSONAL  PROPERTY.
              ------------------

          (a)     SCHEDULE  4.10(A)  sets forth a complete and accurate list and
                  -----------------
description of all personal property that the Cotton Group Companies own or lease, have agreed (or have an option) to purchase, sell or lease, or may be obligated to purchase, sell or lease, the net book value of which, as properly reflected in the books and records of the Cotton Group Companies on an individual, item-by-item basis, exceeds $1,000.00.

          (b) The Cotton Group Companies (i) have good and valid title to all the personal and mixed, tangible and intangible properties and assets which it purports to own or which it uses in the conduct of the Cotton Group Business, including Intellectual Property, Software and Licensed Software (as defined in
Section  4.12),  and  all  the personal properties and assets reflected, but not
-------------
shown as leased or encumbered, on the Reviewed Balance Sheet and the Interim Balance Sheet (except for inventory and assets sold in the Ordinary Course of Business and supplies consumed in the Ordinary Course of Business), and (ii) except for Permitted Liens, owns such personal property free and clear of all title defects or objections, liens, restrictions, claims, charges, security interests, easements, or other encumbrances of any nature whatsoever, including any mortgages, leases, chattel mortgages, conditional sales contracts, collateral, security arrangements and other title or interest retention arrangements. Except as set forth on SCHEDULE 4.10(B), all personal property
                                         ----------------
(including all improvements on any Real Property) and leasehold improvements are located at the principal location of the Cotton Group Business.

          (c) All of the inventories of the Cotton Group Companies included on the Interim Balance Sheets or subsequently acquired are merchantable and of a quality and quantity usable and saleable in the Ordinary Course of Business, and the quantities of each type of inventory (whether raw materials, work-in-process, or finished goods) are not excessive, and are consistent with prior levels. All of the inventories of the Cotton Group Companies included on the Interim Balance Sheet are valued for the purposes thereof at the lower of cost or market.

          (d)     SCHEDULE  4.10(D) contains a complete and accurate list of all
                  -----------------
leases (including any capital leases) and lease-purchase arrangements (other than Real Property leases) pursuant to which the Cotton Group Companies lease personal property from others and which (i) require the Cotton Group Companies to pay, for rent and any obligatory improvements, more than $5,000.00 in any single year or $10,000.00 during the entire term of such lease or lease-purchase arrangement (including any renewal term that the Cotton Group Companies may not avoid by refusing to renew in its sole discretion), or (ii) provide for a purchase option for a price of more than $5,000.00. SCHEDULE 4.10(D) specifies
                                                      ----------------
which of such leases, if any, are capital leases. All leases that are required to be capitalized by GAAP have been so accounted for in the Current Financial Statements. The Cotton Group Companies have made available to Purchaser a true, correct and complete copy of each of the items required to be listed on SCHEDULE
                                                                        --------
4.10(D).
-------

     4.11     INDEBTEDNESS.  SCHEDULE  4.11  sets  forth  a  true,  correct  and
              ------------   --------------
complete list and description of all instruments or other documents relating to any direct or indirect indebtedness for borrowed money of the Cotton Group Companies, as well as indebtedness by way of lease-purchase arrangements, guarantees, undertakings on which others rely in extending credit and all conditional sales contracts, chattel mortgages and other security arrangements with respect to personal property used or owned by the Cotton Group Companies (other than those set forth on SCHEDULE 4.10(D)). The Cotton Group Companies
                                  -----------------
have made available to Purchaser a true, correct and complete copy of each of the items required to be listed on SCHEDULE 4.11.
                                          --------------

     4.12     INTELLECTUAL  PROPERTY.
              ----------------------

          (a)     For  purposes  of  this  Agreement,  the  term  "Intellectual
                                                                   ------------
Property" shall mean all patents, patent rights, patent applications, registered
--------
trademarks and service marks, trademark rights, trademark applications, service mark rights, service mark applications, trade names, registered copyrights, copyright rights, domain names and all intellectual, industrial software or proprietary rights and trade secrets, technology and know-how, owned or used by the Cotton Group Companies, together with any amendments, modifications and supplements thereto and in each case all goodwill associated therewith in connection with the business in which any such intellectual property is used.

          (b)     Identification  of  Intellectual  Property.  SCHEDULE  4.12(B)
                  ------------------------------------------   -----------------
sets forth a true, correct and complete list and full description of all Intellectual Property. With respect to any registrations of the Intellectual Property, SCHEDULE 4.12(B) also sets forth, as to each such item of the
           -----------------
Intellectual Property, the (i) relevant application or registration number, (ii) relevant filing, registration, issue or application date, (iii) record owner,
(iv) country, (v) title or description and (vi) remaining life thereof. In addition, SCHEDULE 4.12(B) identifies whether each item of the Intellectual
           -----------------
Property is owned by the Cotton Group Companies or is possessed and used by the Cotton Group Companies under any license, contract, agreement or other commitment and, if under any such commitment, the identity of the parties thereto, the term thereof and all amounts payable thereunder together with the payment terms therefor.

          (c)     Ownership  and  Protection.  With  respect  to  each  item  of
                  --------------------------
Intellectual Property identified as being owned by the Cotton Group Companies, the Cotton Group Companies own all right, title and interest in and to such Intellectual Property, and have not encumbered or impaired any rights in same. The Cotton Group Companies have obtained an enforceable written assignment of all right, title and interest in and to each item of Intellectual Property owned by the Cotton Group Companies from each person or entity participating in the discovery, development or creation of such item of Intellectual Property and have provided to Purchaser true and correct copies of each such assignment. Except as set forth on SCHEDULE 4.12(C), the Cotton Group Companies do not have
                        ----------------
any obligation to compensate, or to obtain the consent of, any third party for the use of any item of Intellectual Property. All employees, independent contractors, or other persons who have had access to or participated in the development of any Intellectual Property owned by the Cotton Group Companies have signed appropriate confidentiality and non-disclosure agreements and, in the case of independent contractors, appropriate work for hire agreements and assignments, sufficient to protect the Cotton Group Companies' ownership rights in Intellectual Property and the unauthorized use or disclosure of same. All registrations and applications to register the Intellectual Property in each of the countries in which any of the same is registered are valid and subsisting in all respects and have been properly maintained. To the Knowledge of the Cotton Group Companies or any Seller, no party has any claim to any moral rights with respect to Intellectual Property owned by the Cotton Group Companies.

          (d)     Litigation  and  Claims.  There is neither pending nor, to the
                  -----------------------
Knowledge of the Cotton Group Companies or any Seller, threatened any suit, action, claim, arbitration, grievance, litigation, administrative or legal or other proceeding, or investigation, against the Cotton Group Companies or their licensors contesting the validity of, or the Cotton Group Companies' right to use, any of the Intellectual Property.

          (e)     Licenses.  The  Cotton  Group  Companies  have not granted any
                  --------
license or other right to use, in any manner, any item of Intellectual Property, whether or not requiring the payment of royalties, and no third party has any right to use any Intellectual Property owned by the Cotton Group Companies. The Cotton Group Companies have not licensed, leased, sold or otherwise transferred or disclosed the source code for any Intellectual Property to any person or entity other than to the Cotton Group Companies' employees and independent contractors pursuant to agreements with such employees and independent contractors protecting the intellectual property rights therein and the nondisclosure thereof.

          (f)     Protection.  The  Cotton  Group  Companies  have  reasonably
                  ----------
protected the Intellectual Property as the proprietary property and trade secrets of the Cotton Group Companies. There has not been any default under any confidentiality agreement regarding the use and disclosure of the Intellectual Property.

          (g)     Infringement.
                  ------------

                    (i) To the Knowledge of the Cotton Group Companies or any Seller, no third party is (A) infringing upon all or any portion of the Intellectual Property, or (B) using all or any portion of the Intellectual Property in derogation of any rights acquired by Purchaser under this Agreement.

                    (ii) There is no interference action or other litigation pending or, to the Knowledge of the Cotton Group Companies or any Seller, threatened before any governmental entity (including the United States Patent and Trademark Office or corresponding governmental entities in foreign jurisdictions) in regard to any of the Intellectual Property.

                    (iii) None of the Intellectual Property infringes any copyright, trademark, patent, trade secret, or other right of any third party. The Cotton Group Companies have not received any notice of infringement upon, misappropriation of or conflict with any asserted right of any third party, and there is no basis for any such notice.

                    (iv) The inception, development and reduction to practice of the Intellectual Property have not constituted or involved, and do not constitute or involve, the misappropriation of trade secrets or other rights of any other person or entity (including any governmental entity).

     4.13     LITIGATION.  SCHEDULE  4.13  sets  forth  all  litigation, claims,
              ----------   --------------
suits, actions, investigations, indictments or information, proceedings or arbitrations, grievances or other procedures (including grand jury investigations, actions or proceedings, and product liability and workers' compensation suits, actions or proceedings) pending, or to the Knowledge of the Cotton Group Companies or any Seller, threatened, before any court, commission, arbitration tribunal, or judicial, governmental or administrative department, body, agency, administrator or official, grand jury, or any other forum for the resolution of grievances, against any Cotton Group Company or involving any of their properties or businesses, and (b) indicates which of such matters are being defended by an insurance carrier, and which of the matters being so defended are being defended under a reservation of rights. Further, except as set forth on SCHEDULE 4.13, there are no judgments, orders, writs, injunctions,
              -------------
decrees, indictments or information, grand jury subpoenas or civil investigative demands, plea agreements, stipulations or awards (whether rendered by a court, commission, arbitration tribunal, or judicial, governmental or administrative department, body, agency, administrator or official, grand jury or any other forum for the resolution of grievances) against or relating to any Cotton Group Company or involving any of their properties or businesses. The Cotton Group Companies have made available to Purchaser true, correct and complete copies of all pleadings, briefs and other documents filed in each pending litigation, claim, suit, action, investigation, indictment or information, proceeding, arbitration, grievance or other procedure required to be listed on SCHEDULE
                                                                        --------
4.13,  and  the  judgments, orders, writs, injunctions, decrees, indictments and
----
information, grand jury subpoenas and civil investigative demands, plea agreements, stipulations and awards required to be listed on said Schedule.

     4.14     EMPLOYEES.
              ---------

          (a)     SCHEDULE 4.14(A) sets forth the names and current compensation
                  ----------------
(broken down by category, e.g., salary, bonus, commission) of all employees of the Cotton Group Companies, together with the date and amount of the last increase in compensation for each such person. To the Knowledge of the Cotton Group Companies or any Seller, no employee intends to terminate his or her employment relationship with the Cotton Group Companies as a result of the transactions contemplated herein or otherwise.

          (b) The Cotton Group Companies have conducted a thorough review of their employee records and have verified that each foreign national employee of any Cotton Group Company is authorized to be present and employed in the United States. The Cotton Group Companies are in full compliance with all applicable laws, regulations, judgments and other requirements relating to the regulation of foreign nationals in the United States including those items relating to the employment and compensation of foreign nationals in the United States. There are no unresolved past, pending or threatened administrative, regulatory or judicial actions, proceedings, investigations, obligations, liabilities, losses, decrees, judgments, penalties, fines, fees, demands, demand letters, orders, directives, claims, or notices of noncompliance or violation relating in any way to any Cotton Group Company or their operations in connection with any Cotton Group Company's employment of foreign nationals. As used herein, the term "foreign national" means a person who is not a citizen of the United States of America.

     4.15     EMPLOYEE  BENEFITS.
              ------------------

          (a)     Employee  Benefit  Plans  and  Arrangements.
                  -------------------------------------------

                    (i)     List  and  Description  of  Plans  and Arrangements.
                            ---------------------------------------------------
SCHEDULE 4.15(A)(I) sets forth a true, correct and complete list and description
-------------------
of all agreements, arrangements, commitments, policies or understandings of any kind (whether written or oral) (A) which relate to employee benefits, (B) which pertain to present or former employees, retirees, directors or independent contractors (or their beneficiaries, dependents or spouses) of the Cotton Group Companies or the predecessors in interest of any Cotton Group Company, and (C) which are currently or expected to be adopted, maintained, sponsored, or contributed to by any Cotton Group Company, any of their predecessors in interest or any employer which, under Section 414 of the Internal Revenue Code (the "Code"), would constitute a single employer with any Cotton Group Company
       ----
(a  "Company  Affiliate") or as to which any Cotton Group Company or any Company
     ------------------
Affiliate has any ongoing liability or obligation whatsoever (collectively, "Employee Benefit Plans"), including all: (1) employee benefit plans as defined
 -----------------------
in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (2) all other deferred compensation, early retirement,
           -----
incentive, profit-sharing, thrift, stock ownership, stock appreciation rights, bonus, stock option, stock purchase, welfare or vacation, or other nonqualified benefit plans or arrangements, and (3) trusts, group annuity contracts, insurance policies or other funding media for the plans and arrangements described hereinabove.

                    (ii)     Compliance  with  ERISA  and  the Code. Each Cotton
                             --------------------------------------
Group Company and each Company Affiliate has complied with all of their respective obligations with respect to all Employee Benefit Plans (including (A) filing or distributing all reports or notices required by ERISA or the Code and
(B) complying with all requirements of Part 6 of ERISA and Code Section 4980B) and has maintained the Employee Benefit Plans in compliance with all applicable laws and regulations (including ERISA and the Code). Each eligible Employee Benefit Plan has received a favorable determination letter from the Internal Revenue Service, and the Internal Revenue Service has not threatened or taken any action to revoke any favorable determination letter issued with respect to any such Employee Benefit Plan. No amendment to any Employee Benefit Plan or related trust has been adopted since receipt of the most recent determination letter issued with respect to the Employee Benefit Plan or related trust which would cause disqualification of the Employee Benefit Plan or related trust.

                    (iii)     Copies  of  Documents Provided to Purchaser.   The
                              -------------------------------------------
Cotton Group Companies have made available to Purchaser true, correct and complete copies of all documents relating to the Employee Benefit Plans that Purchaser has requested, including: (A) all plan texts, amendments, trust instruments and other agreements adopted or entered into in connection with each of the Employee Benefit Plans, (B) all insurance and annuity contracts related to any Employee Benefit Plan, (C) the notices and election forms used to notify employees and their dependents of their continuation coverage rights under the Cotton Group Companies' group health plans (under Code Section 4980B(f) and ERISA Section 606), if applicable, and (D) the most recently available Form 5500 annual reports, certified financial statements, actuarial reports, summary plan descriptions and favorable determination letters, if applicable, for Employee Benefit Plans. Since the date such documents were supplied to Purchaser, no plan amendments have been adopted, no changes to the documents have been made, and no such amendments or changes shall be adopted or made prior to the Closing Date.

                    (iv)     Agreements  to Create, Continue or Terminate Plans.
                             --------------------------------------------------
Neither any Cotton Group Company nor any Company Affiliate has any agreement, arrangement, commitment or understanding, whether legally binding or not, to create any additional Employee Benefit Plan or to continue, modify, change in any material respect, or terminate any existing Employee Benefit Plan.

                    (v)     Agency  Review, Taxes and Fiduciary Liability.  None
                            ---------------------------------------------
of the Employee Benefit Plans is currently under investigation, audit or review by the Department of Labor, the Internal Revenue Service or any other federal or state agency or is liable for any federal, state, local or foreign taxes. There is no transaction in connection with which any Cotton Group Company, any Company Affiliate or any fiduciary of any of the Employee Benefit Plans could be subject to either a civil penalty assessed pursuant to ERISA Section 502, a tax imposed by Code Section 4975 or liability for a breach of fiduciary responsibility under ERISA.

                    (vi)     Claims  Against  Plans and Fiduciaries.  Other than
                             --------------------------------------
routine claims for benefits payable to participants or beneficiaries in accordance with the terms of the Employee Benefit Plans, there are no claims, pending or, to the Knowledge of the Cotton Group Companies or any Seller, threatened, by any participant or beneficiary against any of the Employee Benefit Plans or any fiduciary of any of the Employee Benefit Plans, and no basis for any such claim or claims exists.

                    (vii)     Retiree  Welfare  Benefits.  Neither  any  Cotton
                              --------------------------
Group Company nor any Company Affiliate has maintained an Employee Benefit Plan providing group health, dental, vision, life insurance or other welfare benefits to employees following retirement or other separation from service, except to the extent required under Part 6 of Title I of ERISA and Code Section 4980B.

          (b)     Defined  Benefit  Plans.  No  Cotton  Group  Company  has ever
                  -----------------------
maintained an Employee Benefit Plan that is a pension plan within the meaning of ERISA Section 3(2) which is subject to Title IV of ERISA (a "Defined Benefit
                                                                 ---------------
Plan"),  nor has any Cotton Group Company ever participated in a Defined Benefit
----
Plan that is a multi-employer plan within the meaning of ERISA Section 3(37)(A). There has never been any Defined Benefit Plan or multi-employer plan maintained by any Cotton Group Company or any Company Affiliate under which any Cotton Group Company and any Company Affiliate currently have, or potentially could ever have, any obligation or liability whatsoever under ERISA.

     4.16     COLLECTIVE  BARGAINING.  There  are no labor contracts, collective
              ----------------------
bargaining agreements, letters of understanding or other arrangements, formal or, to the Knowledge of the Cotton Group Companies or any Seller, informal, with any union or labor organization covering any employees of any Cotton Group Company and none of said employees are represented by any union or labor organization.

     4.17     LABOR DISPUTES.  The Cotton Group Companies are in compliance with
              --------------
all federal and state laws respecting employment and employment practices, terms and conditions of employment, wages and hours. The Cotton Group Companies are not and have not been engaged in any unfair labor practice, and no unfair labor practice complaint against any Cotton Group Company is pending before the National Labor Relations Board. Neither any Cotton Group

Company nor any Seller knows or has reason to know of any labor strike or other labor trouble actually pending, being threatened against, or affecting the Cotton Group Companies. To the Knowledge of the Cotton Group Companies or any Seller, relations between management and labor are amicable and there have not been, nor are there presently, any attempts to organize non-union employees, nor are there plans for any such attempts.

     4.18     BANK  ACCOUNTS.  SCHEDULE  4.18  sets  forth  a  true, correct and
              --------------   --------------
complete list of each bank or financial institution in which the Cotton Group Companies have an account or safe deposit box (giving the address and account numbers) and the names of the persons authorized to draw thereon or to have access thereto.

     4.19     ENVIRONMENTAL  MATTERS.
              ----------------------

          (a) For purposes of this Section 4.19, the following terms shall have the following meanings:

                    (i)     "Environmental  Claims"  shall  mean  any  and  all
                             ---------------------
administrative, regulatory or judicial actions, causes of action, suits, investigations, obligations, liabilities, losses, proceedings, decrees, judgments, penalties, fines, fees, demands, demand letters, orders, directives, claims (including any claims involving liability in tort, strict, absolute or otherwise), liens, notices of noncompliance or violation, and legal and consultant fees and costs of investigations or proceedings, relating in any way to any Environmental Law or the presence or Release (or alleged presence or Release) into the environment of any Hazardous Material on, at or from the Real Property including and regardless of the merit of such Claim, any and all Claims by any governmental or regulatory authority or by any third party or other person for enforcement, mitigation, cleanup, removal, response, remediation or other actions or damages, contribution, indemnification, cost recovery, compensation or injunctive or declaratory relief pursuant to any Environmental Law or any alleged injury or threat of injury to human health, safety, natural resources or the environment.

                    (ii)     "Environmental  Laws"  shall  mean  all present and
                              -------------------
future federal, state and local laws, statutes, ordinances, regulations, codes, policies, rules, directives, orders, decrees, permits, licenses, approvals, authorizations, criteria, guidelines, covenants, deed restrictions, treaties, conventions, and rules of common law now or hereafter in effect, and in each case as amended, and any judicial or administrative judgment, opinion or interpretation thereof, relating to the regulation or protection of human health, safety, natural resources or the environment, including laws and regulations (and all other items recited above) relating to the use, treatment, storage, management, handling, manufacture, generation, processing, recycling, distribution, transport, Release or threatened Release of or exposure to any Hazardous Material.

                    (iii)     "Hazardous  Materials"  shall  mean, collectively,
                               --------------------
any substance, material, product, derivative, compound, mixture, mineral, chemical, waste, medical waste or gas, in each case whether naturally occurring, human-made or the by-product of any process, including petroleum or petroleum products (A) that is now or hereafter becomes defined or included within the definition of a "hazardous substance," "hazardous waste," "hazardous material," "toxic chemical," "toxic substance," "hazardous chemical," "extremely hazardous substance," "pollutant," "contaminant," or any other words of similar meaning under any

Environmental Law, (B) exposure to which or the presence, use, generation, treatment, Release, transport or storage of which is now or hereafter prohibited, limited, restricted or regulated under any Environmental Law or by any governmental or regulatory authority, or (C) that could require investigation, response or remediation, or could support the assertion of any Environmental Claim.

                    (iv)     "Release" shall mean the release, deposit, disposal
                              -------
or leakage of any Hazardous Material at, into, upon or under any land, water or air, or otherwise into the environment, including by means of burial, disposal, discharge, emission, injection, spillage, leakage, seepage, leaching, dumping, pumping, pouring, escaping, emptying, placement and the like.

          (b)     Except  as  disclosed  on  SCHEDULE  4.19(B):
                                             -----------------

                    (i) Each Cotton Group Company is in full compliance with all applicable Environmental Laws;

                    (ii) Each Cotton Group Company has all permits, licenses and other approvals required under the Environmental Laws with respect to the Real Property and such Cotton Group Company's operations thereon;

                    (iii) There are no past, pending or threatened Environmental Claims relating to the any Cotton Group Company's operations or the Real Property;

                    (iv) Hazardous Materials have not at any time been present, generated, used, treated, managed, recycled, stored or Released at, on, in or under, or transported to or from the Real Property;

                    (v) Hazardous Materials have not at any time been Released at, on, in or under any other property in the vicinity or area of the Real Property;

                    (vi) There are not now and never have been any underground storage tanks located at, on or under the Real Property, there is no asbestos contained in, forming part of, or contaminating any part of the Real Property, and no polychlorinated biphenyls (PCBs) are used, stored, located at or contaminate any part of the Real Property;

                    (vii) There are no pending or threatened Environmental Claims at any treatment, storage or disposal facility that has received Hazardous Materials from or generated at the Real Property; and

                    (viii) There are no past or present facts, actions, activities, circumstances, conditions, occurrences, events or incidents, including the Release or presence of Hazardous Materials, that could (A) form the basis of an Environmental Claim against or involving any Cotton Group Company or the Real Property, (B) cause the Real Property to be subject to any restrictions on or affect its ownership, occupancy, use or transferability under any applicable Environmental Law, (C) require the filing or recording of any notice or restriction relating to the presence of Hazardous Materials in the real estate records in the county or municipality in which the Real Property is located, other than any customary disclosure requirements in connection with the transfer of the Real Property, or (D) prevent or interfere with the construction, operation or maintenance of the Real Property.

     4.20     REQUIRED  LICENSES  AND  PERMITS.  The Cotton Group Companies have
              --------------------------------
all licenses, permits or other authorizations of governmental authorities necessary for the conduct of the Cotton Group Business, except to the extent that the Cotton Group Companies are authorized pursuant to permits held by its customers to conduct operations and perform services in connection with their respective businesses. A true, correct and complete list of all such licenses, permits and other authorizations (collectively, the "Cotton Authorizations") is
                                                      ---------------------
set  forth  on SCHEDULE 4.20.  The Cotton Group Companies have made available to
               -------------
Purchaser true, correct and complete copies of all written Cotton Authorizations required to be listed on SCHEDULE 4.20.
                              --------------

     4.21     INSURANCE  POLICIES.  SCHEDULE 4.21 sets forth a true, correct and
              -------------------   -------------
complete list and description of all insurance policies in force naming the Cotton Group Companies, or any employees thereof in their capacity as such, as an insured or beneficiary or as a loss payable payee, or for which any Cotton Group Company has paid or is obligated to pay all or part of the premiums. The Cotton Group Companies have not received notice of any pending or threatened termination or premium increase (retroactive or otherwise) with respect thereto, and the Cotton Group Companies are in compliance with all conditions contained therein. There have been no lapses (whether cured or not) in the coverage provided  under  the  insurance  policies, referenced herein and as set forth on
SCHEDULE  4.21,  during  the term of such policies, as extended or renewed.  The
--------------
Cotton Group Companies have made available to Purchaser true, correct and complete copies of each of the policies required to be listed on SCHEDULE 4.21.
                                                                  -------------

     4.22     MAJOR SUPPLIERS AND CUSTOMERS.  SCHEDULE 4.22 sets forth a list of
              -----------------------------   -------------
the top 25 suppliers of goods or services to and the top 25 customers of the Cotton Group Companies (by amounts paid or billed) during the 12-month period ended June 30, 2006 together, in each case, with the amount paid or billed during such period. The Cotton Group Companies are not engaged in any dispute with any of such suppliers or customers. The Cotton Group Companies have not been advised nor have any reason to believe that the consummation of the transactions contemplated hereunder will have any adverse effect on the business relationship of the Cotton Group Companies with any such supplier or customer.

     4.23     CONTRACTS AND COMMITMENTS.  SCHEDULE 4.23 sets forth a list of the
              -------------------------   -------------
Cotton Group Companies' contracts with customers with an estimated value of $50,000.00 or more. Except as set forth on SCHEDULES 4.10(D) (Leases), 4.11
                                                -----------------           ----
(Indebtedness),  4.12(B)  AND  (D) (Intellectual Property), 4.15(A)(I) (Employee
                 -----------------                          ----------
Benefit  Plans),  4.16  (Collective  Bargaining), 4.21 (Insurance Policies), and
                  ----                            ----
4.23  (Contracts  and  Commitments):
----

          (a) The Cotton Group Companies do not have any outstanding contract, written or oral, with any officer, employee, agent, consultant, advisor, salesman, manufacturer's representative, distributor, dealer, subcontractor, or broker that is not cancelable by the Cotton Group Companies on notice of not longer than thirty (30) days and without liability, penalty or premium of any kind, except liabilities which arise as a matter of law upon termination of employment, or any agreement or arrangement providing for the payment of any bonus or commission based on sales or earnings;

          (b) The Cotton Group Companies are not under any liability or obligation under any agreement pursuant to which third parties have been provided with products that can be returned to the Cotton Group Companies in the event they are not sold and which could involve a liability of the Cotton Group Companies of $25,000 or more in the aggregate;

          (c) The Cotton Group Companies do not have (i) any outstanding loan or loan commitment (excluding credit extended in the Ordinary Course of Business to purchasers of job materials) to any person, or (ii) any factoring, credit line or subordination agreement;

          (d)     Except as noted on SCHEDULE 4.11 (Indebtedness) and except for
                                     -------------
negotiable instruments in the process of collection, the Cotton Group Companies do not have any power of attorney outstanding or any contract, commitment or liability (whether absolute, accrued, contingent or otherwise), as guarantor, surety, co-signer, endorser, co-maker, indemnitor in respect of the contract or commitment of any other person, corporation, partnership, joint venture, association, organization or other entity;

          (e) There are no contracts or agreements with any director, officer, partner or shareholder of any Cotton Group Company, or with any person related to any such person or with any company or other organization in which any director, officer, partner or shareholder of any Cotton Group Company, or anyone related to any such person, has a direct or indirect financial interest;

          (f) The Cotton Group Companies are not subject to any contract or agreement containing covenants limiting the freedom of any Cotton Group Company to compete in any line of business in any geographic area or requiring any Cotton Group Company to share any profits;

          (g) There is no contract, agreement or other arrangement entitling any person or other entity to any profits, revenues or cash flows of any Cotton Group Company or requiring any payments or other distributions based on such profits, revenues or cash flows; and

          (h) To the Knowledge of the Cotton Group Companies or any Seller, no Cotton Group Company is a party to or bound by any presently or previously existing contract, agreement or other arrangement that has had or may in the future have a Material Adverse Effect upon the Cotton Group Business, earnings or financial condition of any Cotton Group Company.

The Cotton Group Companies have made available to Purchaser true, correct and complete copies of all contracts, agreements, plans, leases, policies and licenses referred to, or required to be referred to or listed on, any Schedule delivered hereunder.

     4.24     AGREEMENTS  IN  FULL FORCE AND EFFECT.  All contracts, agreements,
              -------------------------------------
plans, leases, policies and licenses referred to, or required to be referred to, on any Schedule delivered hereunder are valid and binding, and are in full force and effect and are enforceable in accordance with their terms, except to the extent that the validity or enforceability thereof may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting creditors' rights generally or by principles of equity. Neither the Cotton Group Companies nor any Seller has any Knowledge of any pending or threatened bankruptcy, insolvency or similar proceeding with respect to any party to such agreements, and no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default thereunder by any Cotton Group Company or to the Knowledge of the Cotton Group Companies or any Seller any other party thereto.

     4.25     ABSENCE  OF  CERTAIN  CHANGES  AND EVENTS.  Except as set forth in
              -----------------------------------------
SCHEDULE 4.25, since the Interim Balance Sheet Date,  the Cotton Group Companies
-------------
have operated only in the Ordinary Course of Business, and have not:

          (a) suffered any material damage or destruction adversely affecting any asset of the Cotton Group Companies or the Cotton Group Business;

          (b) made any declaration, setting aside or payment of any dividend or other distribution of assets (whether in cash, stock or property) with respect to the Cotton Equity Interests, or any direct or indirect redemption, purchase or other acquisition of stock or equity interests, or otherwise made any payment of cash or any transfer of other assets, to the Sellers or any Cotton Group Company;

          (c) suffered any Material Adverse Change in their working capital, assets, liabilities, financial condition, business prospects, or relationships with any suppliers or customers listed on SCHEDULE 4.22;
                                          -------------

          (d) except for customary increases based on term of service or regular promotion of non-officer employees, increased (or announced any increase in) the compensation payable or to become payable to any employee, or increased (or announced any increase in) any bonus, insurance, pension or other employee benefit plan, payment or arrangement for such employees, or entered into or amended any employment, consulting, severance or similar agreement;

          (e) incurred, assumed or guaranteed any liability or obligation (absolute, accrued, contingent or otherwise) other than in the Ordinary Course of Business;

          (f) paid, discharged, satisfied or renewed any claim, liability or obligation other than payment in the Ordinary Course of Business;

          (g) permitted any of their assets to be subjected to any mortgage, lien, security interest, restriction, charge or other encumbrance of any kind except for Permitted Liens;

          (h) cancelled or forgiven any indebtedness or otherwise waived any material claims or rights;

          (i) sold, transferred or otherwise disposed of any of their assets, except in the Ordinary Course of Business;

          (j) made any single capital expenditure or investment in excess of $100,000.00;

          (k) made any change in any method, practice or principle of financial or tax accounting;

          (l) managed working capital components, including cash, receivables, other current assets, trade payables and other current liabilities in a fashion inconsistent with past practice, including failing to sell inventory and other property in an orderly and prudent manner or failing to make all budgeted and other normal capital expenditures, repairs, improvements and dispositions;

          (m) paid, loaned, advanced, sold, transferred or leased any asset to any employee, except for normal compensation involving salary and benefits;

          (n) issued or sold any of their equity interests or issued any warrant, option or other right to purchase equity interests, or any security convertible into equity interests;

          (o) entered into any material commitment or transaction, other than in the Ordinary Course of Business, affecting the Cotton Group Business; or

          (p) agreed in writing, or otherwise, to take any action described in this Section.

     4.26     ACCOUNTS  RECEIVABLE.
              --------------------

          (a) All accounts receivable owed to any Cotton Group Company by any director, officer, shareholder or employee of any Cotton Group Company or any relative of any such person (including those accounts receivable reflected on the Interim Balance Sheets and incurred since the Interim Balance Sheet Date) have been paid in full prior to the date hereof or shall have been paid in full prior to the Closing Date, except for the promissory notes and notes receivable described on SCHEDULE 4.26(A) which are to be cancelled and released at Closing
              ----------------
in accordance with Section 2.02(e) of this Agreement.

          (b)     All  accounts receivable of the Cotton Group Companies (i) are valid, existing and fully collectible (subject to an allowance for doubtful accounts) without resort to legal proceedings or collection agencies, (ii) represent monies due for goods sold or services rendered in the Ordinary Course of Business except as shown on SCHEDULE 4.26(B), and (iii) are not subject to
                                  ----------------
any known defenses, rights of set-off, assignment, restrictions, security interests or other encumbrances, except as shown on SCHEDULE 4.26(B). Except as
                                                    ----------------
shown  on  SCHEDULE 4.26(B), as of the Representation Date of such Schedule, all
           ----------------
such accounts receivable were current, and the Cotton Group Companies are not aware of any dispute regarding the collectibility of any such accounts receivable. All reserves shown on the Current Financial Statements are adequate to cover all losses giving rise to any such reserve.

     4.27     TAX  MATTERS.
              ------------

          (a)     Definitions.  For  purposes  of  this Agreement, the following
                  -----------
definitions  shall  apply:

                    (i)     The  term  "Taxes"  shall  mean  all  Taxes, however
                                        -----
denominated, including any interest, penalties or other additions to Tax that may become payable in respect thereof, imposed by any federal, territorial, state, local or foreign government or any agency or political subdivision of any such government, which Taxes shall include, without limiting the generality of the foregoing, all income or profits Taxes (including federal income Taxes and state income Taxes), payroll and employee withholding Taxes, unemployment insurance, social security Taxes, sales and use Taxes, ad valorem Taxes, excise Taxes, franchise Taxes, gross receipts Taxes, business license Taxes, occupation Taxes, real and personal property Taxes, stamp Taxes, environmental Taxes, transfer Taxes, workers' compensation, Pension Benefit
Guaranty Corporation premiums and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing, which any Cotton Group Company is required to pay, withhold or collect.

                    (ii)     The  term  "Returns"  shall  mean  all  reports,
                                         -------
estimates, declarations of estimated Tax, information statements and returns relating to, or required to be filed in connection with, any Taxes, including information returns or reports with respect to backup withholding and other payments to third parties.

          (b)     Returns  Filed  and Taxes Paid.  Except as otherwise disclosed
                  ------------------------------
in SCHEDULE 4.27(B): (i) all Returns required to be filed by or on behalf of any
   ----------------
Cotton Group Company have been duly filed on a timely basis and such Returns are true, complete and correct in all material respects, (ii) all material Taxes shown to be payable on the Returns or on subsequent assessments with respect thereto have been paid in full on a timely basis, and no other material Taxes are payable by any Cotton Group Company with respect to items or periods covered by such Returns (whether or not shown on or reportable on such Returns) or with respect to any period prior to the date of this Agreement, (iii) each Cotton Group Company has withheld and paid over all Taxes required to have been withheld and paid over, and complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto, in connection with amounts paid or owing to any employee, creditor, independent contractor, or other third party, and (iv) there are no liens on any of the assets of any Cotton Group Company with respect to Taxes, other than liens for Taxes not yet due and payable or for Taxes that any Cotton Group Company is contesting in good faith through appropriate proceedings and for which appropriate reserves have been established, which contested Taxes are disclosed in SCHEDULE 4.27(B).
               -----------------

          (c)     Tax  Deficiencies; Audits; Statutes of Limitations.  Except as
                  --------------------------------------------------
otherwise  disclosed  in SCHEDULE 4.27(C):  (i) the Returns of  the Cotton Group
                         ----------------
Companies have never been audited by a government or Taxing authority, nor is any such audit in process, pending or threatened (either in writing or verbally, formally or informally), (ii) no deficiencies exist or have been asserted (either in writing or verbally, formally or informally) or are expected to be asserted with respect to Taxes of any Cotton Group Company, and no Cotton Group Company has received notice (either in writing or verbally, formally or informally) or expects to receive notice that it has not filed a Return or paid Taxes required to be filed or paid by it, (iii) no Cotton Group Company is either a party to any action or proceeding for assessment or collection of Taxes, nor has such event been asserted or threatened (either in writing or verbally, formally or informally) against any Cotton Group Company or any of their assets, (iv) no waiver or extension of any statute of limitations is in effect with respect to Taxes or Returns of any Cotton Group Company, and (v) each Cotton Group Company has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement penalty within the meaning of Code Section 6662.

          (d)     Tax  Sharing  Agreements.  Except  as  otherwise  disclosed in
                  ------------------------
SCHEDULE  4.27(D)  no  Cotton Group Company is (or has ever been) a party to any
-----------------
Tax sharing agreement or otherwise has any liability for the Taxes of any other Person.

          (e)     Tax Elections and Special Tax Status.  No Cotton Group Company
                  ------------------------------------
has  filed  a consent pursuant to the collapsible corporation provisions of Code
Section 341(f). No Cotton Group Company is a party to any safe harbor lease within the meaning of Code Section 168(f)(8), as in effect prior to amendment by the Tax Equity and Fiscal Responsibility Act of 1982. No Cotton Group Company is or has been a United States real property holding corporation within the meaning of Code Section 897(c)(1)(A)(ii) during the applicable period specified in Code Section 897(c)(1)(A)(ii). No Cotton Group Company has entered into any compensatory agreements with respect to the performance of services which payment thereunder would be a nondeductible expense pursuant to Code Section 162(m) or 280G or subject to an excise Tax to the recipient pursuant to Code
Section 4999. No Cotton Group Company has been a "distributing corporation" (within the meaning of Code Section 355(a)(1)(A)) within the 3-year period ending as of the Representation Date. No Cotton Group Company has participated in an international boycott as defined in Code Section 999. Except as set forth on SCHEDULE 4.27(E), no Cotton Group Company has agreed to make, nor is required
   ----------------
to make, any adjustment under Code Sections 263A or 481(a) by reason of a change in accounting method or otherwise) or an election under Code Section 1377(a)(2). No Cotton Group Company has a permanent establishment in any foreign country, as defined in any applicable Tax treaty or convention between the United States and such foreign country. Each Cotton Group Company is in compliance with the terms and conditions of all applicable Tax exemptions, Tax agreements or Tax orders of any government to which it may be subject or which it may have claimed, and the transactions contemplated by this Agreement will not have any adverse effect on such compliance. No Cotton Group Company is a party to any transaction, understanding or arrangement treated as a reportable, listed or substantially similar transaction as defined in the Treasury Regulations promulgated under Code Section 6011

          (f)     Tax Claims.     No claim has been made by any Taxing authority
                  ----------
in a jurisdiction where the Cotton Group Companies do not file Returns that any Cotton Group Company is or may be subject to taxation by, or required to file any Return in, that jurisdiction.

          (g)     S Corporation Status.  Since November 1, 2001, Cotton Holdings
                  --------------------
has been and is currently a valid "S" corporation for all federal and state Tax purposes (and will be up to the First Closing Date), and no Taxing Authority has challenged, or is challenging, the S election of Cotton Holdings.

     4.28     BROKERAGE.  No  broker,  agent, or finder has rendered services to
              ---------
the Cotton Group Companies or the Sellers in connection with the transactions contemplated under this Agreement. The Cotton Group Companies have not incurred any obligation or liability, contingent or otherwise, for brokers' or finders' fees or agents commissions or other similar payments in connection with this Agreement or the transactions contemplated hereby.

     4.29     DISCLOSURE.  No  representations,  warranties,  assurances  or
              ----------
statements by the Sellers or the Cotton Group Companies in this Agreement and no statement contained in any document (including the Financial Statements and the Schedules), certificates or other writings furnished or to be furnished by the Sellers or the Cotton Group Companies (or caused to be furnished by the Sellers or the Cotton Group Companies) to Purchaser or any of its representatives pursuant to the provisions hereof contains or will contain any untrue statement of material fact, or omits or will omit to state any fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading as of the Representation Date.

                                   ARTICLE V.
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER
                   -------------------------------------------

     Purchaser hereby represents and warrants to the Sellers that the statements contained in this Article V are correct and complete as of September 1, 2006 (as
                  ---------
then made in the Original Agreement) as though such date were substituted for the date of this Agreement throughout this Article V, except to the extent any
                                             ---------
such representation or warranty speaks to an earlier or later date:

     5.01     ORGANIZATION.  Purchaser  is a corporation duly organized, validly
              ------------
existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on and conduct its business as it is now being conducted and to own or lease its properties and assets, and to effect the transactions contemplated hereunder and is duly qualified and in good standing in each jurisdiction in which the conduct of the business of Purchaser or the ownership of its properties and assets requires it to be so qualified, except where the failure to be so qualified or in such good standing, or to have such power or authority when taken together with all other such failures, is not reasonably likely to have a Purchaser Material Adverse Effect. As used in this Agreement, the term "Purchaser Material Adverse Effect" means a
                                      ---------------------------------
material adverse effect on the financial condition, properties, business or results of operation of Purchaser and its subsidiaries taken as a whole; provided, however, that any such effect resulting from any change (i) in law,
--------   -------
rule or regulation or GAAP or interpretations thereof that applies to Purchaser or (ii) in economic or business conditions generally or in the industries in which the Purchaser conducts its business shall not be considered when determining if a Purchaser Material Adverse Effect has occurred.

     5.02     AUTHORIZATION.  Purchaser  has  the  right,  power and capacity to
              -------------
execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Purchaser. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes Purchaser's legal, valid and binding obligation, enforceable in accordance with its terms.

     5.03     NO  CONFLICT.  The  execution  and  delivery  of this Agreement by
              ------------
Purchaser, the consummation of the transactions contemplated herein, and the performance of the covenants and agreements of Purchaser will not, with or without the giving of notice or the lapse of time, or both, (a) violate or conflict with any of the provisions of any charter document or bylaw of Purchaser, (b) violate, conflict with or result in breach or default under, result in the acceleration of any obligations or the creation of a lien, pledge, security interest or other encumbrance on the assets of Purchaser pursuant to, or cause termination of any term or condition of any mortgage, lease, indenture, notes, contract, license, permit, instrument, trust document, or other agreement, arrangement, obligation, document or instrument to which Purchaser is a party or by which Purchaser or any of its properties may be bound, or (c) violate any provision of law, statute, rule, regulation, court order, judgment or decree, or ruling of any governmental authority, to which Purchaser is a party or by which Purchaser or its properties may be bound.

     5.04     SEC  DOCUMENTS;  AGREEMENTS;  FINANCIAL  STATEMENTS;  OTHER
              -----------------------------------------------------------
INFORMATION.  The  Purchaser  is  subject  to  the reporting requirements of the
-----------
Exchange Act and has filed with the Commission all reports, schedules, registration statements and definitive proxy statements that the Purchaser was required to file with the Commission on or after April 30, 2006 (collectively, the "SEC Documents"). Each SEC Document, as of the date of the filing thereof
      --------------
with the Commission, complied in all material respects with the requirements of the Securities Act or Exchange Act, as applicable, and the rules and regulations promulgated thereunder and, as of the date of such filing (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), such SEC Document (including all exhibits and schedules thereto and documents incorporated by reference therein) did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All documents required to be filed as exhibits to the SEC Documents have been filed as required. As of their respective dates, the financial statements of the Purchaser included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with GAAP consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Purchaser as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments).

     5.05     CAPITALIZATION.  The  capitalization  of  the  Purchaser as of the
              --------------
date hereof, including its authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Purchaser's stock option plans, and the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of Common Stock is set forth on
Schedule  5.05  hereto.  All  of  such  outstanding shares of capital stock have
--------------
been, or upon issuance will be, validly issued, fully paid and non-assessable. The Purchaser owns all of the capital stock of each Subsidiary, which capital stock is validly issued, fully paid and non-assessable, and no shares of the capital stock of the Purchaser or any of its Subsidiaries are subject to preemptive rights or any other similar rights of the stockholders of the Purchaser or any such Subsidiary or any encumbrances or other liens of any kind created by or through the Purchaser or any such Subsidiary.

     5.06     REPORTING  COMPANY.  The  Purchaser  is  subject  to the reporting
              ------------------
requirements  of  the  Exchange  Act, has a class of securities registered under
Section 12 of the Exchange Act, and has filed all reports required thereby. The Purchaser is eligible to register the Common Stock for resale in a secondary offering by each Seller on a registration statement on Form SB-2 pursuant to Rule 415 under the Securities Act.

     5.07     FINANCIAL  CONDITION;  TAXES;  LITIGATION.
              -----------------------------------------

          (a)     Except  as  disclosed on Schedule 5.07 hereto, the Purchaser's
                                           -------------
financial condition is, in all material respects, as described in the SEC Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the consolidated business or financial condition of the Purchaser and its Subsidiaries taken as a whole. Except as otherwise described in the SEC Documents, there has been no (i) material adverse change to the Purchaser's business, operations, properties, financial condition, prospects or results of operations since the date of the Purchaser's most recent audited financial statements contained in the SEC Documents or (ii) change by the Purchaser in its accounting principles, policies and methods except as required by changes in GAAP.

          (b) The Purchaser and each of its Subsidiaries has prepared in good faith and duly and timely filed all tax returns required to be filed by it and such returns are complete and accurate in all material respects and the Purchaser and each of its Subsidiaries has paid all taxes required to have been paid by it, except for taxes which it reasonably disputes in good faith or the failure of which to pay has not had or would not reasonably be expected to have a Purchaser Material Adverse Effect. Neither the Purchaser nor any of its Subsidiaries has any material liability with respect to taxes that accrued on or before September 30, 2003 in excess of the amounts accrued with respect thereto that are reflected in the financial statements included in the SEC Documents filed prior to the date hereof.

          (c) Neither the Purchaser nor any of its Subsidiaries is the subject of any pending or, to the Purchaser's Knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission, the NASD, any state securities commission or other governmental authority.

          (d) Except as described in the SEC Documents, there is no material claim, litigation or administrative proceeding pending, or, to the Purchaser's Knowledge, threatened or contemplated, against the Purchaser or any of its Subsidiaries, or against any officer, director or employee of the Purchaser or any such Subsidiary in connection with such person's employment therewith. Neither the Purchaser nor any of its Subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that has had or would reasonably be expected to have a Parent Material Adverse Effect.

     5.08     LISTING.  The Purchaser Stock is traded on the OTC Bulletin Board.
              -------
The Purchaser currently meets the continuing eligibility requirements for listing on the OTC Bulletin Board and has not received any notice from the OTC Bulletin Board that it may not currently satisfy such requirements or that such continued listing is in any way threatened. The Purchaser has taken no action designed to, or which, to the Knowledge of the Purchaser, is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or removing the Purchaser Stock from the OTC Bulletin Board.

     5.09     FINANCING.  Purchaser  has  or  will  have  available, immediately
              ---------
prior to and on the First Closing Date, sufficient cash in immediately available funds to pay the aggregate Cash

Consideration (including the Closing Date Cash Consideration and the highest possible amount of Final Determination Date Cash Consideration payable to Sellers) pursuant to Article II and to consummate, on the terms contemplated
                        -----------
hereby, the other transactions contemplated hereby.

     5.10     BROKERAGE.  No  broker,  agent  or finder has rendered services to
              ---------
Purchaser in connection with the transactions contemplated under this Agreement.

     5.11     DISCLOSURE.  No  representations,  warranties,  assurances  or
              ----------
statements by Purchaser in this Agreement and no statement contained in any document, certificates or other writings furnished or to be furnished by Purchaser (or caused to be furnished by Purchaser) to the Sellers or any of their representatives pursuant to the provisions hereof contains or will contain any untrue statement of material fact, or omits or will omit to state any fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

     5.12     PURCHASER STOCK.  The shares  of  Purchaser Stock, when issued and
              ---------------
delivered to the Sellers in accordance with the terms hereof, shall be duly authorized, validly issued, fully-paid and non-assessable.

                                   ARTICLE VI.
                                    COVENANTS

     6.01     OPERATIONS  OF  THECOTTON  GROUP  COMPANIES.   The  Cotton  Group
              -------------------------------------------
Companies and the Sellers hereby covenant and agree that, except as consented to in writing by Purchaser, from and after the date hereof and prior to the Second Closing Date, the Cotton Group Companies shall, and the Sellers shall cause the Cotton Group Companies to, operate and conduct their businesses only in the Ordinary Course of Business. In connection with the continued operation of the Cotton Group Companies during the period commencing on the date hereof and ending on the Second Closing Date, the Cotton Group Companies and the Sellers shall confer in good faith on a regular and frequent basis with Purchaser regarding operational matters and the general status of on-going operations of the Cotton Group Companies. The Cotton Group Companies and the Sellers hereby acknowledge that Purchaser does not and shall not waive any right it may have hereunder solely as a result of such consultations. Neither the Sellers nor the Cotton Group Companies shall, other than actions taken in the Ordinary Course of Business, take any action that would, or that could reasonably be expected to, result in any representation or warranty of the Sellers or the Cotton Group Companies set forth herein to become untrue.

     6.02     ACCESS.  During  the  period  from  and  after the date hereof and
              ------
prior to the Closing Date, the Cotton Group Companies shall, and the Sellers shall cause the Cotton Group Companies to, (a) provide Purchaser and its designees (e.g., officers, counsel, accountants, actuaries, and other authorized representatives) with such information as Purchaser or its designees may from time to time reasonably request with respect to the Cotton Group Companies and the transactions contemplated by this Agreement, (b) provide Purchaser and its designees, access during regular business hours and upon reasonable notice to the books, records, offices, personnel, counsel, accountants and actuaries of the Cotton Group Companies, as Purchaser or its designees may from time to time reasonably request, and (c) permit Purchaser and its designees to make such inspections thereof as Purchaser may reasonably request. Any investigation shall be conducted in such a manner so as not to interfere unreasonably with the operation of the business of the Cotton Group Companies. No such investigation shall limit or modify in any way the Sellers' or the Cotton Group Companies' obligations with respect to any breach of their representations, warranties, covenants or agreements contained herein.

     6.03     TRANSFER  TAXES.  All  sales  or  transfer  taxes, including stock
              ---------------
transfer taxes, document recording fees, real property transfer taxes, and excise taxes, arising out of or in connection with the consummation of the transactions contemplated hereby shall be paid by the party incurring same. The parties shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications and other documents regarding any of such taxes and all transfer, recording, registration and other fees that become payable in connection with the transactions contemplated hereby that are required or permitted to be filed at or prior to the Closing Date.

     6.04     PREPARATION  OF SUPPORTING DOCUMENTS.  In addition to such actions
              ------------------------------------
as the Cotton Group Companies may otherwise be required to take under this Agreement or applicable law to consummate this Agreement and the transactions contemplated hereby, the Sellers and the Cotton Group Companies shall take such action, shall furnish such information, and shall prepare, or cooperate in preparing, and execute and deliver such certificates, agreements and other instruments as Purchaser may reasonably request from time to time, before, at or after the Closing Date, with respect to compliance with obligations of Purchaser, the Sellers or the Cotton Group Companies in connection with Purchaser's purchase of the Cotton Equity Interests from the Sellers. Any information so furnished by the Sellers or the Cotton Group Companies shall be true, correct and complete in all material respects and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     6.05     NOTICES  OF  CERTAIN  EVENTS.  The  Sellers  and  the Cotton Group
              ----------------------------
Companies shall promptly notify Purchaser of:

          (a) any fact, condition, change or event that, individually or in the aggregate, results in any representation or warranty of the Cotton Group Companies or the Sellers hereunder being inaccurate in any respect as of the date of such fact, condition, change or event had such representation or warranty been made as of such date;

          (b) any fact, condition, change or event that causes or constitutes a breach of any of the representations or warranties of the Cotton Group Companies or the Sellers hereunder made as of the date hereof;

          (c) any notice or other communication from any person or entity alleging that the consent of such person or entity is or may be required in connection with the transactions contemplated hereby;

          (d) any notice or other communication from or to any Governmental Entity in connection with the transactions contemplated hereby;

          (e) any action, suit, claim, investigation or proceeding commenced or, to the Knowledge of the Cotton Group Companies or any Seller, threatened against, relating to or involving or otherwise affecting the Cotton Group
Companies or the Cotton Group Business that, if pending on the date hereof, would have been required to have been disclosed pursuant to Section 4.13 or that
                                                            ------------
relate to the consummation of the transactions contemplated hereby; and

          (f) (i) the damage or destruction by fire or other casualty of any asset of the Cotton Group Companies or part thereof or (ii) any asset of the Cotton Group Companies or part thereof becoming the subject of any proceeding (or, to the Knowledge of the Cotton Group Companies or any Seller, threatened proceeding) for the taking thereof or of any right relating thereto by condemnation, eminent domain or other similar governmental action.

The Cotton Group Companies and the Sellers hereby acknowledge that Purchaser does not and shall not waive any right it may have hereunder solely as a result of such notifications and any notification given pursuant to this Section 6.05
                                                                    ------------
shall  (x)  not  have any effect for purposes of determining satisfaction of the conditions  set  forth  in  Article IX of this Agreement, (y) be disregarded for
                            ----------
purposes  of  determining the obligations of the Sellers under Article X hereof,
                                                               ---------
and (z) not in any way limit Purchaser's exercise of its rights hereunder.

     6.06     FILINGS;  OTHER  ACTIONS;  NOTIFICATION.
              ---------------------------------------

          (a) The Sellers and Purchaser shall cooperate with each other and use their respective Commercially Reasonable Efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable laws to consummate and make effective the transactions contemplated by this Agreement as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary notices, reports and other filings and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, the Sellers and Purchaser have prepared and filed the notifications required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"). Prior to the Sellers' and Purchaser's receipt of
               -------
clearance or notice of early termination from the applicable Governmental Entity reviewing the Sellers' and Purchaser's filings made under the HSR Act, Purchaser shall not be entitled to, and shall not, exercise any decision making authority or participate in any way in the management of the Cotton Group Companies except as provided in Section 6.01 hereof. Subject to applicable laws relating to the
                ------------
exchange of information, Purchaser and the Sellers shall have the right to review in advance, and to the extent practicable each will consult the other on, all the information relating to Purchaser or the Cotton Group Companies, as the case may be, that appear in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the Sellers and Purchaser shall act reasonably and as promptly as practicable.

          (b) The Sellers and Purchaser each shall keep the other apprised of the status of matters relating to completion of the transactions contemplated hereby, including promptly furnishing the other with copies of notice or other communications received by Purchaser, the

Cotton Group Companies or the Sellers, as the case may be, from any third party and/or any Governmental Entity with respect to the transactions contemplated by this Agreement. Purchaser shall give prompt notice to the other of any change that is reasonably likely to result in a Purchaser Material Adverse Effect.

     6.07     CONFIDENTIALITY.   The  Cotton  Group  Companies  and  the Sellers
              ---------------
shall hold in confidence at all times following the date hereof all Confidential Information and shall not disclose, publish or make use of Confidential Information at any time following the date hereof without the prior written consent of Purchaser. For purposes hereunder, "Confidential Information" means
                                                 ------------------------
any data or information of the Cotton Group Companies (including trade secrets) that is not generally known to the public or competitors regarding (for example and including) (a) business process models, (b) proprietary software, (c) research, development, products, services, marketing, selling, business plans, budgets, unpublished financial statements, licenses, prices, costs, contracts, suppliers, customers, and customer lists, (d) the identity, skills and compensation of employees, contractors, and consultants, (e) specialized training, (f) discoveries, developments, trade secrets, processes, formulas, data, lists, and all other works of authorship, mask works, ideas, concepts, know-how, designs, and techniques, whether or not any of the foregoing is or are patentable, copyrightable, or registrable under any intellectual property laws or industrial property laws in the United States or elsewhere, and (g) such other information that may give the Cotton Group Companies a competitive business advantage or the disclosure of which could be detrimental to the interests of the Cotton Group Companies and from all of the relevant circumstances could reasonably be assumed by any person or entity to be confidential and proprietary to the Cotton Group Companies. Notwithstanding the foregoing, no data or information constitutes "Confidential Information" if such
                                               ------------------------
data or information is publicly known and in the public domain through means that do not involve a breach by the Cotton Group Companies or any Seller of any covenant or obligation set forth in this Agreement.

     6.08     PUBLICITY.  The  initial  press  release  shall  be  a joint press
              ---------
release and thereafter the Sellers, the Cotton Group Companies and Purchaser each shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to the transactions contemplated by this Agreement and prior to making any filings with any third party and/or any Governmental Entity (including any national securities exchange or interdealer quotation service) with respect thereto, except as may be required by law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or interdealer quotation service.

     6.09     EXPENSES.  All costs and expenses incurred in connection with this
              --------
Agreement and the transactions contemplated by this Agreement shall be paid by Purchaser, provided, however, Purchaser shall not be obligated to pay more than $400,000.00 of cost and expenses incurred by Sellers in connection with this Agreement.

     6.10     [Omitted]

     6.11     SPIN-OFF  AGREEMENT.  Prior to the Closing Date, Purchaser and the
              -------------------
Sellers shall use commercially reasonable efforts to negotiate and execute an agreement regarding the potential spin-off of the Disaster Remediation Holding Company (as such term is defined on

Schedule  6.11)  from  Purchaser with terms and conditions to be mutually agreed
--------------
upon by Purchaser and the Sellers, substantially in accordance with the provisions of SCHEDULE 6.11.
                --------------

     6.12     TAX  MATTERS.
              ------------

          (a)     Cooperation  on  Tax Matters.  The Sellers and Purchaser shall
                  ----------------------------
provide each other with such cooperation and information as either of them reasonably may request of the other in filing any tax return, amended tax return, determining a liability for taxes, participating in or conducting any audit or other proceeding in respect of taxes. Such cooperation and information shall include providing copies of relevant tax returns or portions thereof, together with accompanying schedules, related work papers and documents relating to rulings or other determinations by tax authorities. The Sellers and Purchaser shall make their respective employees available on a basis mutually convenient to both parties to provide explanations of any documents or information provided hereunder. Each of the Sellers and Purchaser shall retain all tax returns, schedules and work papers, records and other documents in its possession relating to tax matters of the Cotton Group Companies and the business and assets of the Cotton Group Companies for each taxable period first ending after the First Closing Date and for all prior taxable periods until the later of (i) the expiration of the statute of limitations of the taxable periods to which such tax returns and other documents relate, without regard to extensions except to the extent notified by the other party in writing of such extensions for the respective tax periods, or (ii) six years following the due date (without extension) for such tax returns. Any information obtained under this Section 6.12 shall be kept confidential in accordance with the provisions
      -------------
of this Agreement except as may be otherwise necessary in connection with the filing of tax returns or claims for refund or in conducting an audit or other proceeding.

          (b)     Tax  Returns  and  Payment  of  Taxes.
                  -------------------------------------

                    (i) The Sellers or the Sellers' designee shall prepare and timely file or shall cause to be prepared and timely filed all Returns of the Cotton Group Companies for tax periods ending on or before the First Closing Date ("Seller Returns"), and shall pay or shall cause to be paid any and all
        ---------------
Taxes due with respect to such Returns. The Sellers shall have the exclusive authority and obligation to prepare or cause to be prepared all Seller Returns. Such authority shall include the determination of the manner in which any items of income, gain, deduction, loss or credit arising out of the income, properties and operations of the Cotton Group Companies shall be reported or disclosed in such Seller Returns; provided, however, that such Returns shall be prepared by
                       --------  -------
treating items on such Returns in a manner consistent with past practice with respect to such items, unless otherwise required by law. If any such Seller Returns are due after the First Closing Date and the Sellers are not authorized by law to file such Seller Returns, the Sellers shall submit drafts of such Seller Returns to Purchaser for its review at least 30 days prior to the due date of any such Return. Such drafts of Seller Returns shall be subject to Purchaser's review and approval, which approval shall not be unreasonably withheld, and Purchaser shall timely file, or cause to be timely filed, such Seller Returns with the appropriate taxing authority.

                    (ii) Purchaser shall prepare (or cause to be prepared), execute, and timely file all Returns of the Cotton Group Companies that are not Seller Returns, and shall pay (or cause to be paid) all Taxes to which such Returns relate for all periods covered by such

Returns;  provided,  however,  that  Sellers  shall  reimburse Purchaser for all
          --------   -------
portions of such Taxes that are applicable to Pre-Closing Tax Periods to the extent such Taxes are not reflected in the reserve for Tax liability shown in the Current Financial Statements, save and except for the Section 1374 Tax which shall be an obligation of and paid by Purchaser. All such Returns shall be prepared in accordance with the past practice of the Cotton Group Companies, unless otherwise required by applicable law. "Pre-Closing Tax Period" shall
                                                   ----------------------
mean any tax period ending on or before the Closing Date; and, with respect to a Tax period that begins on or before the Closing Date and ends thereafter, the portion of such tax period ending on the Closing Date.

                    (iii) For purposes of calculating Taxes applicable to the Pre-Closing Tax Periods, the amount of any Tax (except Taxes based on the Cotton Group Companies' income or gross-receipts) owed shall be apportioned to Pre-Closing Tax Periods based on the number of days for the portion of the ending on and including the Closing Date. Any allocation of income or deductions required to determine any Taxes based on the Cotton Group Companies' income or gross-receipts applicable to a Pre-Closing Tax Period shall be made by means of a closing of the books and records of the Cotton Group Companies as of the close of business on the Closing Date.

          6.13     EMPLOYEE  BONUS POOL.  At the Second Closing, Purchaser shall
                   --------------------
make available a pool of 700,000 shares of Purchaser Stock in a non-statutory stock option plan for the benefit of certain employees of the Cotton Group
Entities designated by the Sellers, with an exercise price not to exceed an amount per share equal to (a) the Market Price of the Purchaser Stock on the Closing Date, less the lesser of (i) $2.50 or (ii) 30% of the Market Price.
                ----

                                  ARTICLE VII.
                 CONDITIONS TO EACH PARTY'S OBLIGATION TO CLOSE
                 ----------------------------------------------

     The respective obligation of each party to effect the transactions contemplated by this Agreement is subject to the satisfaction (or waiver) at or prior to the First Closing Date of each of the following conditions:

     7.01     REGULATORY  CONSENTS.  At  or  prior  to  the  First  Closing, all
              --------------------
notices, reports and other filings required to be made prior to the Closing Date by the Sellers, the Cotton Group Companies or Purchaser with, and all consents, registrations, approvals, permits and authorizations required to be obtained prior to the Closing Date by the Sellers, the Cotton Group Companies or Purchaser from, any Governmental Entity (collectively, "Governmental Consents")
                                                         ---------------------
in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by the Sellers and Purchaser shall have been made or obtained (as the case may be), except those that the failure to make or to obtain are not individually or in the aggregate, reasonably likely to have a Purchaser Material Adverse Effect or to provide a reasonable basis to conclude that the parties hereto or any of their affiliates or respective directors, officers, agents, advisors or other representatives would be subject to the risk of criminal or material financial liability.

     7.02     LITIGATION.  No  court  or  Governmental  Entity  of  competent
              ----------
jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, law, ordinance, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the transactions contemplated by this Agreement (collectively, an "Order").
                                                               -----

                                  ARTICLE VIII.
                    CONDITIONS TO OBLIGATIONS OF THE SELLERS
                    ----------------------------------------

     The obligation of the Sellers to effect the transactions contemplated by this Agreement is subject to the satisfaction (or waiver by the Seller) at or prior to the First Closing Date and/or the Second Closing Date, as applicable, of each of the following conditions:

     8.01     REPRESENTATIONS  AND  WARRANTIES TRUE AND CORRECT AT CLOSING DATE.
              -----------------------------------------------------------------
Each of Purchaser's representations and warranties contained in this Agreement that are qualified by materiality shall be true and correct in all respects and each of Purchaser's representations and warranties contained in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of the Representation Date and on and as of the Second Closing Date, with the same force and effect as though made on and as of such dates (except to the extent any such representation or warranty expressly speaks as of an earlier date), and at the Second Closing, Purchaser shall have delivered to the Seller certificates dated as of the Second Closing Date and signed on behalf of Purchaser by its President to such effect.

     8.02     PERFORMANCE  OF  OBLIGATIONS.  Purchaser  shall have performed and
              ----------------------------
complied in all material respects with the respective covenants and agreements set forth herein to be performed or complied with on or before the respective Closing Dates; and at each of the Closings, Purchaser shall have delivered to the Company a certificate dated as of each of the respective Closing Dates and signed on behalf of Purchaser by its President to all such effects and confirming such other matters as may be reasonably requested by the Sellers.

     8.03     DOCUMENTS  SATISFACTORY  IN  FORM  AND SUBSTANCE.  All agreements,
              ------------------------------------------------
certificates and other documents delivered by Purchaser to the Sellers hereunder or in connection herewith shall be in form and substance satisfactory to the Sellers and their counsel, in the exercise of their reasonable judgment.

     8.04     CERTIFICATES.  Purchaser  shall  have  delivered  to  the  Sellers
              ------------
certificates of the Secretary or Assistant Secretary of Purchaser (a) attaching and certifying copies of the resolutions of its board of directors authorizing the execution, delivery and performance of this Agreement and the other documents, instruments and certifications required or contemplated hereby, (b) certifying the name, title and true signature of each officer of Purchaser executing or authorized to execute this Agreement and the other documents, instruments and certifications required or contemplated hereby, and (c) attaching and certifying a true, correct and complete copy of the bylaws of Purchaser.

     8.05     NO  MATERIAL  CHANGE.  The  Purchaser  shall not have suffered any
              --------------------
Material Adverse Change in its business, prospects, financial condition, working capital, assets, liabilities (absolute, accrued, contingent or otherwise), reserves or operations.

                                   ARTICLE IX.
                     CONDITIONS TO OBLIGATIONS OF PURCHASER
                     --------------------------------------

     The obligations of Purchaser to effect the transactions contemplated by this Agreement are subject to the satisfaction (or waiver by Purchaser) at or prior to the First Closing Date and/or the Second Closing Date, as applicable, of each of the following conditions:

     9.01     REPRESENTATIONS  AND WARRANTIES TRUE AND CORRECT AT REPRESENTATION
              ------------------------------------------------------------------
DATE  CLOSING  DATE.  Each  of  the representations and warranties of the Cotton
-------------------
Group Companies and the Sellers contained in this Agreement that are qualified by materiality shall be true and correct in all respects and the Cotton Group Companies' and Sellers' representations and warranties contained in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of September 1, 2006 (except to the extent any such representation or warranty expressly speaks as of an earlier date), and at the Second Closing, the Sellers shall have delivered to Purchaser certificates dated as of the Second Closing Date and signed on behalf of the Cotton Group Companies by the President of each of Cotton Holdings, Cotton Commercial and Cotton Restoration to such effect.

     9.02     PERFORMANCE  OBLIGATIONS.  The  Cotton  Group  Companies  and  the
              ------------------------
Sellers shall have performed and complied in all material respects with the covenants and agreements set forth herein to be performed or complied with by it on or before the Closing Dates; and at each of the Closings the Sellers shall have delivered to Purchaser certificates dated as of the respective Closing Date and signed on behalf of the Cotton Group Companies by the President or General Partner of each of Cotton Holdings, Cotton Commercial and Cotton Restoration to such effect, and confirming such other matters as may be reasonably requested by Purchaser.

     9.03     NO  MATERIAL  CHANGE.  On  or  prior  to  the  First Closing Date,
              --------------------
neither the Sellers nor the Cotton Group Companies shall have suffered any Material Adverse Change since the date of the Reviewed Financial Statements (whether or not such change is referred to or described in any Schedule) in its business, prospects, financial condition, working capital, assets, liabilities (absolute, accrued, contingent or otherwise), reserves or operations.

     9.04     OTHER  NECESSARY CONSENTS.  On or prior to the First Closing Date,
              -------------------------
the Sellers shall have obtained all consents and approvals required to be listed on SCHEDULE 4.05. With respect to each such consent or approval, Purchaser
    --------------
shall have received written evidence, satisfactory to it, that such consent or approval has been duly and lawfully filed, given, obtained or taken and is effective, valid and subsisting.

     9.05     NON-COMPETE  AGREEMENT.  At  the  Second  Closing, each Seller and
              ----------------------
each Incentive Employee shall have executed and delivered to Purchaser non-competition agreements substantially in the form of EXHIBIT G.
                                                        ---------

     9.06     DOCUMENTS  SATISFACTORY  IN  FORM  AND SUBSTANCE.  All agreements,
              ------------------------------------------------
certificates, opinions and other documents delivered by the Sellers to Purchaser hereunder shall be in form and substance satisfactory to Purchaser and its counsel, in the exercise of their reasonable judgment.

     9.07     CERTIFICATES.  On  or  before  the  First Closing Date the Sellers
              ------------
shall  have  delivered  to  Purchaser:

          (a) Certificates of the Secretary or Assistant Secretary of each of Cotton Holdings, Cotton Commercial and Cotton Restoration (i) attaching and certifying copies of the resolutions of its board of directors and shareholders, or its partners, authorizing the execution, delivery and performance of this Agreement and the other documents, instruments and certifications required or contemplated hereby, (ii) certifying the name, title and true signature of each officer or partner of such entity executing or authorized to execute this Agreement and the other documents, instruments and certifications required or contemplated hereby, and (iii) attaching and certifying a true, correct and complete copies of the bylaws or partnership agreement of such entity; and

          (b) Copies of the articles of incorporation or articles of formation of such entity certified by the Secretary of State of the jurisdiction of its incorporation and by its Secretary or Assistant Secretary, together with certificates of good standing or existence dated not earlier than September 1, 2006 as may be available from the Secretaries of State of its jurisdiction of incorporation or organization and every other state of the United States in which it is qualified.

     9.08     EMPLOYMENT  AGREEMENTS.  At  the  Second  Closing, each Seller and
              ----------------------
each Incentive Employee shall have executed and delivered to Purchaser employment agreements substantially in the form of EXHIBIT H, provided, that
                                                       ---------  --------
Purchaser agrees that the salaries and benefits payable to such persons shall be the same as in effect on the date of this Agreement or as otherwise provided on EXHIBIT H.
----------

     9.09     RELEASE  OF  LIENS.  At  the  Second Closing, Purchaser shall have
              ------------------
received evidence reasonably satisfactory to it that all liens or encumbrances affecting any asset of the Cotton Group Companies have been released, except for
(i) liens or encumbrances, if any, arising out of indebtedness for borrowed money reflected in the Current Financial Statements and (ii) purchase money security liens on equipment incurred in the ordinary course of business.

                                   ARTICLE X.
                                 INDEMNIFICATION
                                 ---------------

     10.01     INDEMNIFICATION  OBLIGATIONS  OF  THESELLERS.  The Sellers shall,
               --------------------------------------------
jointly and severally, indemnify, defend and hold harmless Purchaser and its affiliates, officers, directors, employees, agents and representatives and the heirs, executors, successors and assigns of any of the foregoing (the "Purchaser
                                                                       ---------
Indemnified  Parties")  from,  against,  and  in respect of, any and all claims,
--------------------
liabilities, obligations, damages, losses, costs, expenses, penalties, fines and judgments (at equity or at law, including statutory and common) and damages whenever arising or incurred (including amounts paid in settlement, costs of investigation and reasonable attorneys' fees and expenses) arising out of or relating to:

          (a) any breach or inaccuracy of any representation or warranty made by the Cotton Group Companies or the Sellers in this Agreement or any documents or agreements executed and delivered by the Cotton Group Companies or any Seller in connection with the transactions contemplated by this Agreement (without regard to any qualification or exception contained in such representation or warranty relating to materiality or Material Adverse Effect); or

          (b) any breach of any covenant, agreement or undertaking made by the Cotton Group Companies or the Sellers in this Agreement or in any documents or agreements executed and delivered by the Cotton Group Companies or any Seller in connection with the transactions contemplated by this Agreement.

Notwithstanding  anything in this Agreement to the contrary, Sellers obligations
--------------------------------------------------------------------------------
to  indemnify  any  Purchaser  Indemnified  Party  under  this  Section 10.01 or
--------------------------------------------------------------------------------
otherwise,  arising  from any breach described in Section 10.01(a) and (b) above
--------------------------------------------------------------------------------
occurring  prior  to  the  Second  Closing,  shall  be  reduced  to  40%  of the
--------------------------------------------------------------------------------
obligations  that  Sellers  would  have  otherwise had if the Second Closing had
--------------------------------------------------------------------------------
already occurred when the indemnification obligation arose.  For example, if the
----------------------------------------------------------
indemnification obligation is $1,000,000.00 and it arose prior to the Second Closing, then the obligation shall be reduced to $400,000.00.

The claims, liabilities, obligations, losses, damages, costs, expenses, penalties, fines and judgments of the Purchaser Indemnified Parties described in this Section 10.01 as to which the Purchaser Indemnified Parties are entitled to
     -------------
indemnification  are  collectively  referred  to  as  "Purchaser  Losses".
                                                       -----------------

     10.02     INDEMNIFICATION  OBLIGATIONS  OF  PURCHASER.  Purchaser  shall
               -------------------------------------------
indemnify and hold harmless the Sellers and their heirs, executors, successors and assigns (the "Seller Indemnified Parties") from, against and in respect of
                    --------------------------
any and all claims, liabilities, obligations, losses, damages, costs, expenses, penalties, fines and judgments (at equity or at law, including statutory and common) and damages whenever arising or incurred (including amounts paid in settlement, costs of investigation and reasonable attorneys' fees and expenses) arising out of or relating to:

          (a) any breach or inaccuracy of any representation or warranty made by Purchaser in this Agreement or in any document or agreement executed and delivered by Purchaser in connection with the transactions contemplated by this Agreement; or

          (b) any breach of any covenant, agreement or undertaking made by Purchaser in this Agreement or in any document or agreement executed and delivered by Purchaser in connection with the transactions contemplated by this Agreement;

The claims, liabilities, obligations, losses, damages, costs, expenses, penalties, fines and judgments of the Seller Indemnified Parties described in this Section 10.02 as to which the Seller Indemnified Parties are entitled to
      --------------
indemnification are collectively referred to as "Seller Losses".
                                                 --------------

     10.03     INDEMNIFICATION  PROCEDURE.
               --------------------------

          (a) Promptly following receipt by a Purchaser Indemnified Party or a Seller Indemnified Party, as applicable (an "Indemnified Party") of notice by
                                                -----------------
a third party (including any Governmental Entity) of any complaint, dispute or claim or the commencement of any audit, investigation, action or proceeding with respect to which such Indemnified Party may be entitled to receive payment from the other party for any Purchaser Losses or any Seller Losses (as the case may be), such Indemnified Party shall give Purchaser or the Sellers, as the case may be (the "Indemnifying Party"), reasonably prompt written notice
                      -------------------
thereof, but in any event not later than thirty (30) calendar days after receipt of such notice of such third party claim, provided, however, that the failure to
                                          --------  -------
so notify the Indemnifying Party shall relieve the Indemnifying Party from liability hereunder with respect to such claim only if, and only to the extent that, such failure to so notify the Indemnifying Party prejudices the Indemnifying Party of rights and defenses otherwise available to the Indemnifying Party with respect to such claim. The Indemnifying Party shall have the right, upon written notice delivered to the Indemnified Party within twenty
(20) days thereafter assuming full responsibility for any Purchaser Losses or Seller Losses (as the case may be) resulting from such audit, investigation, action or proceeding, to assume the defense of such audit, investigation, action or proceeding, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of the fees and disbursements of such counsel. In the event, however, that the Indemnifying Party declines or fails to assume the defense of the audit, investigation, action or proceeding on the terms provided above or to employ counsel reasonably satisfactory to the Indemnified Party, in either case within such 20-day period, then any Purchaser Losses or any Seller Losses (as the case may be), shall include the reasonable fees and disbursements of counsel for the Indemnified Party as incurred. In any audit, investigation, action or proceeding for which indemnification is being sought hereunder the Indemnified Party or the Indemnifying Party, whichever is not assuming the defense of such action, shall have the right to participate in such matter and to retain its own counsel at such party's own expense. The Indemnifying Party or the Indemnified Party (as the case may be) shall at all times use reasonable efforts to keep the Indemnifying Party or Indemnified Party (as the case may be) reasonably apprised of the status of the defense of any matter the defense of which it is maintaining and to cooperate in good faith with each other with respect to the defense of any such matter.

          (b) No Indemnified Party may settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder without the prior written consent of the Indemnifying Party, unless (i) the Indemnifying Party fails to assume and maintain the defense of such claim pursuant to Section 10.03(a) or (ii) such settlement,
                                       ----------------
compromise or consent includes an unconditional release of the Indemnifying Party and its officers, directors, employees and affiliates from all liability arising out of such claim. An Indemnifying Party may not, without the prior written consent of the Indemnified Party, settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder unless (x) such settlement, compromise or consent includes an unconditional release of the Indemnified Party and its officers, directors, employees and affiliates from all liability arising out of such claim, (y) does not contain any admission or statement suggesting any wrongdoing or liability on behalf of the Indemnified Party and (z) does not contain any equitable order, judgment or term that in any manner affects, restrains or interferes with the business of the Indemnified Party or any of the Indemnified Party's affiliates.

          (c) In the event an Indemnified Party claims a right to payment pursuant hereto, such Indemnified Party shall send written notice of such claim to the appropriate Indemnifying Party (a "Notice of Claim"). Such Notice of
                                              ---------------
Claim  shall  specify  the basis for such claim.  The failure by any Indemnified
Party so to notify the Indemnifying party shall not relieve the Indemnifying Party from any liability that it may have to such Indemnified Party with respect to any claim made pursuant to this Section 10.03(c), it being understood that
                                      ----------------
notices  for  claims  in
respect of a breach of a representation or warranty must be delivered prior to the expiration of the survival period for such representation or warranty under
Section  10.04.  In  the  event  the  Indemnifying  Party  does  not  notify the
--------------
Indemnified Party within thirty (30) days following its receipt of such notice that the Indemnifying Party disputes its liability to the Indemnified Party under this Article or the amount thereof, the claim specified by the Indemnified Party in such Notice of Claim shall be conclusively deemed a liability of the Indemnifying Party under this Section 10.03(c), and the Indemnifying Party shall
                              ----------------
pay the amount of such liability to the Indemnified Party on demand or, in the case of any notice in which the amount of the claim (or any portion of the claim) is estimated, on such later date when the amount of such claim (or such portion of such claim) becomes finally determined. In the event the Indemnifying Party has timely disputed its liability with respect to such claim as provided above, as promptly as possible, such Indemnified Party and the appropriate Indemnifying Party shall establish the merits and amount of such claim (by mutual agreement, litigation, arbitration or otherwise) and, within five (5) Business Days following the final determination of the merits and amount of such claim, the Indemnifying Party shall pay to the Indemnified Party immediately available funds in an amount equal to such claim as determined hereunder.

     10.04     SURVIVAL  PERIOD.  The  representations  and  warranties  of  the
               ----------------
parties contained herein shall not be extinguished by the First Closing or the Second Closing, but shall survive the Closings for, and all claims for indemnification in connection therewith shall be asserted not later than, eighteen (18) months following the First Closing Date; provided, however, that
                                                         --------  -------
the  representations  and warranties contained in Section 3.01 (Power, Authority
                                                  ------------
and  Organization  of the Sellers), Section 3.03 (Ownership of the Cotton Equity
                                    ------------
Interests),  Section  4.01  (Organization  and  Authorization),  Section  4.02
             -------------                                       -------------
(Authorized  and  Outstanding  Stock), Section 4.15 (Employee Benefits), Section
                                       ------------                      -------
4.19  (Environmental  Matters),  Section  4.27  (Tax  Matters), and Section 4.28
----                             -------------                      ------------
(Brokerage)  (collectively, the "Surviving Representations") shall survive for a
                                 -------------------------
period of four (4) years following the First Closing Date, and the period during which a claim for indemnification may be asserted in connection therewith shall continue during such four (4) year period. The covenants and agreements of the parties hereunder shall survive without limitation as to time, and the period during which a claim for indemnification may be asserted in connection therewith shall continue indefinitely. Notwithstanding the foregoing, if, prior to the close of business on the last day a claim for indemnification may be asserted hereunder, an Indemnifying Party shall have been properly notified of a claim for indemnity hereunder and such claim shall not have been finally resolved or disposed of at such date, such claim shall continue to survive and shall remain a basis for indemnity hereunder until such claim is finally resolved or disposed of in accordance with the terms hereof. In the event that Sellers exercise their Rescission Right, all of the obligations of the parties under this Article X shall be cancelled and of no further force or effect, except that Seller shall be indemnified for any Seller Losses under Sections 10.02(a) or (b) that are
                                               ------------------------
based  on  intentional  or  knowing breaches or misrepresentations by Purchaser.

     10.05     LIABILITY  LIMITS.  Notwithstanding  anything to the contrary set
               -----------------
forth herein, the Purchaser Indemnified Parties shall not make a claim against the Sellers for indemnification under Section 10.01(d) for Purchaser Losses, and
                                      ----------------
the  Sellers  will  have  no  liability  for  indemnification  of  any Purchaser
Indemnified  Party  pursuant  to Section 10.01(a) unless and until the aggregate
                                 ----------------
Losses  claimed thereunder exceed an amount equal to $250,000.00 (the "Threshold
                                                                       ---------
Amount"),  and once  the  aggregate amount of such Losses under Section 10.01(a)
------                                                          ----------------
exceeds the Threshold Amount, the Purchaser Indemnified Parties will be entitled to recover all such Losses to  which  they  are  entitled  in  excess  of  the  Threshold Amount. The total aggregate amount of the liability of the Seller for Purchaser Losses with respect any claims made pursuant to Section 10.01(a) other than Claims arising
                                      ----------------
under  Section  4.19  (Environmental  Matters) ("Environmental Claims") shall be
       -------------                             --------------------
limited  to  $3,000,000.00  (the  "Purchaser Cap"); provided, however, that with
                                   -------------    --------  -------
respect to Environmental Claims the Purchaser Cap shall be increased by an additional $2,000,000 to $5,000,000 (the "Environmental Cap"), and the Seller
                                             -----------------
shall be liable for one half (1/2) of the amount of any Environmental Claims in excess of the Environmental Cap; provided, further, that total aggregate amount
                                  --------  -------
of the liability of the Company and the Seller for Purchaser Losses arising out of fraud or willful misconduct shall not be subject to any limits. Notwithstanding the foregoing, any indemnification amounts payable by the Sellers pursuant to this Article X will be reduced by any amounts actually
                             ----------
recovered by any Purchaser Indemnified Party under insurance policies or other collateral sources with respect to such Losses and the Purchaser shall use Commercially Reasonable Efforts to collect any such amounts.

     10.06     DETERMINATION  OF PURCHASER LOSSES.  The Purchaser Losses payable
               ----------------------------------
by a Seller hereunder shall be determined (i) by the written agreement of the parties, (ii) by a final judgment or decree of any court of competent jurisdiction, or (iii) by any other means agreed to in writing by the Sellers and the Purchaser. A judgment or decree of a court shall be deemed final when the time for appeal, if any, shall have expired and no appeal shall have been taken or when all appeals taken have been fully determined.

     10.07     INVESTIGATIONS.  The respective representations and warranties of
               --------------
the parties contained in this Agreement or any certificate or other document delivered by any party at or prior to the Closing Date, and the rights to indemnification set forth in this Article X shall not be deemed waived or
                                       ----------
otherwise affected by any investigation made, or knowledge acquired, by a party, provided, that if either party becomes aware of a fact which results in, or
--------
could result in, a breach of a covenant or representation of the other party, the party become aware of such fact shall promptly notify the other party of such fact, provided, further, that any party's failure to so notify the other
             --------   -------
party shall not in any way limit the rights of such party pursuant to this Agreement if such failure does not result in a material prejudice to the other party.

     10.08     DELETED.
               -------

     10.09     REDUCTION OF PURCHASE PRICE.  Any indemnification amounts payable
               ---------------------------
by  the  Sellers pursuant to this Article X shall be deemed to be a reduction in
                                  ---------
the  Purchase  Price.

     10.10     DAMAGES.      Notwithstanding  any  other  provision  in  this
               -------
Agreement to the contrary, no party shall be liable to the other party for any punitive or exemplary damages.

     10.11     EXCLUSIVE  REMEDY.      Except  as  otherwise  set  forth in this
               -----------------
Agreement,  after  the Closing, indemnification pursuant to this Article X shall
                                                                 ---------
be the sole and exclusive remedy for the parties with respect to matters arising under this Agreement of any kind or nature, including, for any misrepresentation or breach of any warranty, covenant, or other provision contained in this Agreement, and the parties hereby waive and release any other rights, remedies, causes of action, or claims that either of them have or that may arise against any other party with respect thereto.

                                   ARTICLE XI.
                        TERMINATION PRIOR TO CLOSING DATE
                        ---------------------------------

     11.01     TERMINATION  OF  AGREEMENT.  This  Agreement may be terminated at
               --------------------------
any  time  prior  to  the  First  Closing  Date:

          (a) By the mutual written consent of Purchaser, the Sellers and the Cotton Group Companies;

          (b) By the Sellers in writing, without liability, if Purchaser shall (i) fail to perform in any material respect its agreements contained herein required to be performed by it on or prior to the First Closing Date, or
(ii) materially breach any of its representations or warranties, or covenants set forth in Article VI that apply to any period prior to the First Closing, which failure or breach is not cured within ten (10) days after the Sellers have notified Purchaser of their intent to terminate this Agreement pursuant to this subparagraph (b);

          (c) By Purchaser in writing, without liability, if the Cotton Group Companies or the Sellers shall (i) fail to perform in any material respect their agreements contained herein required to be performed by them on or prior to the First Closing Date, or (ii) materially breach any of their representations or warranties, or covenants set forth in Article VI that apply to any period prior to the First Closing, which failure or breach is not cured within ten (10) days after Purchaser has notified the Sellers of its intent to terminate this Agreement pursuant to this subparagraph (c);

          (d) By either the Sellers or Purchaser in writing, without liability, if there shall be any order, writ, injunction or decree of any court or governmental or regulatory agency binding on Purchaser, the Sellers or the Cotton Group Companies, which prohibits or restrains Purchaser, the Seller or the Cotton Group Companies from consummating the transactions contemplated hereby, provided that Purchaser, the Sellers and the Cotton Group Companies shall have used their reasonable, good faith efforts to have any such order, writ, injunction or decree lifted and the same shall not have been lifted within 30 days after entry, by any such court or governmental or regulatory agency; or

          (e) By either the Sellers or Purchaser, in writing, without liability, if for any reason the First Closing Date has not occurred by December 8, 2006 other than as a result of the breach of this Agreement by the party attempting to terminate the Agreement.

     11.02     TERMINATION  OF  OBLIGATIONS.  Termination  of  this  Agreement
               ----------------------------
pursuant  to  this  Article  XI  shall  terminate all obligations of the parties
                    -----------
hereunder,  except  for  the obligations  under Sections 2.02(a), 2.03(a), 2.07,
                                                ----------------  -------  ----
2.08,  6.09,  11.02, 12.07 and 12.10 hereof; provided, however, that termination
----   ----   -----  -----     -----         --------  -------
pursuant  to  subparagraphs  (b),  (c)  or (e) of Section 11.01 hereof shall not
                                                  -------------
relieve a defaulting or breaching party from any liability to the other party hereto.

                                  ARTICLE XII.
                                  MISCELLANEOUS
                                  -------------

     12.01     ENTIRE  AGREEMENT;  SURVIVAL.  This  Agreement  (including  the
               ----------------------------
Schedules and Exhibits which are incorporated herein) constitutes the sole understanding of the parties with respect  to the subject matter hereof; provided, however, that this provision is
                                       --------  -------
not intended to abrogate any other written agreement between the parties executed with or after this Agreement.

     12.02     AMENDMENT.  No amendment, modification or alteration of the terms
               ---------
or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by all of the parties hereto.

     12.03     PARTIES  BOUND  BY AGREEMENT; SUCCESSORS AND ASSIGNS.  The terms,
               ----------------------------------------------------
conditions, and obligations of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns thereof. This Agreement shall not be assignable by operation of law or otherwise.

     12.04     COUNTERPARTS;  FACSIMILE.  This  Agreement  may  be  executed  in
               ------------------------
multiple counterparts, each of which shall for all purposes be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile.

     12.05     HEADINGS.  The  headings  of  the Sections and paragraphs of this
               --------
Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

     12.06     MODIFICATION  AND WAIVER.  Any of the terms or conditions of this
               ------------------------
Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar).

     12.07     EXPENSES.  Except  as  otherwise  provided  herein, the Purchaser
               --------
shall pay all costs and expenses incurred by Purchaser, Sellers and the Cotton Group Companies in connection with this Agreement and the transactions contemplated hereby, including fees and expenses of financial consultants, accountants and attorneys; provided, however, that Purchaser's obligation to pay the costs and expenses of Sellers and the Cotton Group Companies shall not exceed $400,000.00. All such expenses incurred by the Cotton Group Companies in connection with this Agreement and the transactions contemplated hereby shall be paid by the Purchaser on or before the Second Closing Date.

     12.08     NOTICES.  Any  notice,  request, instruction or other document to
               -------
be given hereunder by any party hereto to any other party hereto shall be in writing and delivered personally or sent by registered or certified mail (including by overnight courier such as FedEx or express mail service), postage or fees prepaid,

     if to the Sellers or, prior to the   Cotton
     Closing Date, the Cotton Group       14345 Northwest Fwy.
     Companies to:                        Houston, TX.  77040
                                          Fax No.: (713) 856-7425
                                          Attention:  Pete Bell
                                                      Chairman/Founder
     with a copy to:                      Nance & Simpson, LLP
                                          2603 Augusta, Suite 1000
                                          Houston, Texas 77057
                                          Fax No.:  (713) 520-5109
                                          Attention:  Glynn Nance

     if to Purchaser to:                  Charys Holding Company, Inc.
                                          1117 Perimeter Center West, Suite N415
                                          Atlanta, Georgia 30338
                                          Attention:  Billy V. Ray, Jr., Chief
                                                      Executive Officer

     with a copy to:                      Glast, Phillips & Murray, P.C.
                                          815 Walker Street, Suite 1250
                                          Houston, Texas 77002
                                          Fax No.:  713-237-3202
                                          Attention:  Norman T. Reynolds

or at such other address for a party as shall be specified by like notice Any notice which is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party or the office of such party. Any notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the fourth business day after the day it is so placed in the mail or, if earlier, the time of actual receipt.

     12.09     GOVERNING  LAW;  JURISDICTION.  This Agreement is executed by the
               -----------------------------
parties hereto in and shall be construed in accordance with and governed by the laws of the State of Texas without giving effect to the principles of conflicts of law thereof. Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby, or for recognition and enforcement of any judgment in respect hereof, brought by the other party hereto or its successors or assigns shall be brought and determined in state or federal courts sitting in the States of Georgia or Texas, and each party hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each party hereto hereby irrevocably waives, and agrees not to assert, by way of a motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

     12.10     PUBLIC  ANNOUNCEMENTS.  No  public  announcement shall be made by
               ---------------------
any person with regard to the transactions contemplated by this Agreement without the prior consent of the Sellers and Purchaser; provided that either party may make such disclosure if advised by counsel that it is legally required to do so. The Sellers, the Cotton Group Companies and Purchaser will discuss any public announcements or disclosures concerning the transactions contemplated by this Agreement with the other parties prior to making such announcements or disclosures.

     12.11     KNOWLEDGE.    The  Cotton Group Companies shall be deemed to have
               ---------
"Knowledge"  of  a particular fact or matter if an individual listed on SCHEDULE
                                                                        --------
12.11(A)  is actually aware of such fact or matter without further investigation
--------
or  inquiry.

          (b) An individual Seller shall be deemed to have "Knowledge" of a particular matter if such Seller is actually aware of such fact or matter without further investigation or inquiry.

          (c) Purchaser shall be deemed to have "Knowledge" of a particular fact or matter if any of Billy Ray, Ray Smith, Michael Oyster and Purchaser's other executive officers, if any, is actually aware of such fact or matter without further inquiry.

     12.12     NO  THIRD-PARTY BENEFICIARIES.  With the exception of the parties
               -----------------------------
to this Agreement, there shall exist no right of any person to claim a beneficial interest in this Agreement or any rights occurring by virtue of this Agreement.

     12.13     "INCLUDING".  Words  of inclusion shall not be construed as terms
               -----------
of limitation herein, so that references to "included" matters shall be regarded as non-exclusive, non-characterizing illustrations.

     12.14     GENDER  AND  NUMBER.  Where  the  context  requires, the use of a
               -------------------
pronoun of one gender or the neuter is to be deemed to include a pronoun of the appropriate gender, singular words are to be deemed to include the plural, and vice versa.

     12.15     REFERENCES.  Whenever  reference is made in this Agreement to any
               ----------
Article, Section, Schedule or Exhibit, such reference shall be deemed to apply to the specified Article or Section of this Agreement or the specified Schedule or Exhibit to this Agreement. The Schedules and Exhibits referenced in this Agreement are attached hereto, are hereby incorporated into this Agreement and are hereby made a part hereof as if set forth in full in this Agreement.

     12.16     SEVERABILITY.  In  case  any  one  or  more  of  the  provisions
               ------------
contained in this Agreement should be found by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect against any party hereto, such invalidity, illegality, or unenforceability shall only apply to such party in the specific jurisdiction where such judgment shall be made, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, except that this Agreement shall not be reformed in any way that will deny to any party the essential benefits of this Agreement, unless such party waives in writing its rights to such benefits.

     12.17     FURTHER  ASSURANCES.  Each  of  the  parties  hereto will use its
               -------------------
reasonably good faith efforts to take all actions and to do all things necessary, proper or advisable following the Second Closing Date to consummate and effectuate the transactions contemplated by this Agreement.

     12.18     CURRENCY.  All  payments  hereunder  or  contemplated  by  this
               --------
Agreement shall be paid in U.S. currency.

     12.19     ORDINARY  COURSE  OF  BUSINESS.  "Ordinary  Course  of  Business"
               ------------------------------    ------------------------------
means, with respect to actions and operations conducted by the Cotton Group Companies, actions and operations that are (a) consistent with the past custom and practices of the Cotton Group Companies, (b) taken in the ordinary course of the normal, day-to-day operations of the Cotton Group Companies, (c) not required to be authorized by the Board of Directors or other governing body of the Cotton Group Companies, and (d) similar in nature and magnitude to actions and operations customarily taken, without any authorization by the Board of Directors or other governing body, in the ordinary course of the normal, day-to-day operation of other companies that are in the same line of business as the Cotton Group Companies.

     12.20     COMMERCIALLY  REASONABLE  EFFORTS.  "Commercially  Reasonable
               ---------------------------------    ------------------------
Efforts"  means  efforts  which  are  designed  to  enable  a party, directly or
-------
indirectly, to satisfy a condition to or otherwise assist in the consummation of a desired result and which do not require the performing party to expend funds or assume liabilities other than expenditures and liabilities which are customary and reasonable in nature and amount in the context hereof.

     12.21     MATERIAL  ADVERSE  CHANGE  (OR EFFECT).  "Material Adverse Change
               --------------------------------------    -----------------------
(or  Effect)"  means  any change or effect that individually or in the aggregate
------------
with other changes or effects would be material and adverse to (a) the financial condition, assets, liabilities, businesses, or results or operations of any Cotton Group Company or the Purchaser, as the case may be, or (b) the ability of the Sellers or the Purchaser, as the case may be, to consummate the transactions contemplated hereby; provided, however, that any change or effect resulting
                       --------   -------
from, or directly relating to, any of the following shall not be taken into account in making any such determination and shall not be deemed to constitute or give rise to a Material Adverse Effect: (i) a change or effect which has a similar impact on comparable businesses, (ii) a change or changes in general business or economic conditions, including, without limitation, changes in applicable laws or regulations and changes in financial or market conditions,
(iii) changes resulting from conditions generally affecting the geographic area or local, regional, or national industry in which the Cotton Group Companies or the Purchaser, as the case may be, operates, (iv) acts of terrorism or war (whether or not declared), (v) the performance by any party of its obligations under this Agreement, (vi) the compliance by any party with any covenant hereunder, (vii) the performance by any party of any action to which the other party has consented, (viii) the fact that the Purchaser is the purchaser of the Cotton Equity Interests, (ix) the announcement of the transaction or the existence of this Agreement, or (x) the taking of any action by or on behalf of the other party or its Affiliates, representatives, or agents.

     12.22     ARBITRATION.      The  parties  shall  use  their respective best
               -----------
efforts to resolve any disputes, claims, or controversies arising out of or relating to this Agreement, including the performance, breach, validity, interpretation, application, or termination thereof (a "Dispute"). Any party
                                                           -------
may give written notice of the existence of a Dispute (the "Notice of Dispute"),
                                                            -----------------
after
which the parties shall attempt to resolve the Dispute through good faith negotiations by their respective authorized representatives. If the parties are unable to resolve the Dispute amicably within thirty (30) days after delivery of the written Notice of Dispute, or such other time as the parties may agree in writing, then the Dispute shall be subject to arbitration in accordance with this Section. Any Dispute not resolved amicably through good faith negotiation as provided above shall be finally resolved by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules as then in effect (the "AAA Rules"), and judgment on the award may be
                                   ---------
entered in any court having jurisdiction thereof. In the event that any party's claim or counterclaim exceeds $1,000,000, exclusive of interest or attorneys' fees, the Dispute shall be heard and determined by three arbitrators, each of whom shall be independent and impartial; otherwise, the Dispute shall be heard and determined by one arbitrator. In the event that one arbitrator shall hear the Dispute, the parties shall attempt to agree upon a qualified individual to serve as arbitrator. If the parties are unable to so agree within thirty (30) days of the commencement of the arbitration, then the arbitrator shall be selected and appointed in accordance with the AAA Rules. In the event that three arbitrators shall hear the Dispute, each party shall, within twenty (20) days after commencement of the arbitration, select one person to act as arbitrator. The two arbitrators so selected shall, within twenty (20) days of their appointment, select a third arbitrator who shall serve as the chairperson of the arbitral panel. The arbitrators selected shall be qualified by education, training, and experience to hear and determine matters in the nature of the Dispute. If a party fails to appoint an arbitrator as provided herein, or if the arbitrators selected by the parties are unable or fail to agree upon a third arbitrator within twenty (20) days of their appointment, or such other time as the parties may agree in writing, then that arbitrator shall be selected and appointed in accordance with the AAA Rules. Should an arbitrator die, resign, refuse to act, or become incapable of performing his or her functions as an arbitrator, the AAA may declare a vacancy on the Panel. The vacancy shall be filled by the method by which that arbitrator was originally appointed. The seat of the arbitration shall be Houston, Texas. The arbitrator(s) shall determine the matters at issue in the Dispute in accordance with the substantive law of Texas. The parties hereby waive any claim to exemplary, punitive, or similar damages in excess of compensatory damages, attorneys' fees, costs, and expenses of arbitration, and the arbitral panel is not empowered to and shall not award exemplary, punitive, or similar damages in excess of compensatory damages, attorneys' fees, costs, and expenses of arbitration. The award of the arbitration(s) shall be in writing and shall set out the reasons therefor.

     12.23     ENFORCEMENT.  Prior  to the First Closing, the parties agree that
               -----------
irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specified terms. It is accordingly agreed that prior to the First Closing Date the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

                                   **********

     IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Agreement as of the date first above written.

                                        CHARYS HOLDING COMPANY, INC.


                                        By:
                                             -----------------------------------
                                             Name:  Billy  Ray
                                             Title:  Chief  Executive  Officer


                                        C&B / COTTON HOLDINGS, INC


                                        By:
                                             -----------------------------------
                                             Name:  Troy Crochet
                                             Title:  President

                                        CROCHET & BOREL SERVICES, INC


                                        By:
                                             -----------------------------------
                                             Name:  Troy Crochet
                                             Title:  President

                                        COTTON HOLDINGS 1, INC


                                        By:
                                             -----------------------------------
                                             Name:  Peter Bell
                                             Title:  President


                                        COTTON  COMMERCIAL  USA,  LP

                                        By:  Cotton USA GP, LLC, its sole
                                             general partner

                                        By:
                                             -----------------------------------
                                             Name:  Peter  Bell
                                             Title:  President


                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

                                        COTTON RESTORATION OF CENTRAL TEXAS, LP

                                        By:  CCI-GP, LLC, its sole general
                                             partner

                                        By:
                                             -----------------------------------
                                             Name:  Peter  Bell
                                             Title:  President


SELLER:                                 SELLER:
------                                  -------


------------------------------------    ----------------------------------------
CHAD WEIGMAN                            BLAKE STANSELL


SELLER:                                 SELLER:
------                                  -------


------------------------------------    ----------------------------------------
BRYAN MICHALSKY                         JAMES SCAIFE


SELLER:                                 SELLER:
------                                  -------


------------------------------------    ----------------------------------------
RANDALL THOMPSON                        PETER BELL



SELLER:                                 SELLER:
------                                  -------


------------------------------------    ----------------------------------------
DARYN EBRECHT                           RUSSELL WHITE


SELLER:
-------


------------------------------------
JOHNNY SLAUGHTER


                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

                                    EXHIBIT A
                                    ---------

                             COTTON GROUP COMPANIES

COTTON HOLDINGS 1, INC., A DELAWARE CORPORATION

     The Corporation is authorized to issue 1,000 shares of common stock with a par value of $0.01 per share.

     Stockholders:

     Peter  Bell          435 shares of common stock (43.5%)
     Daryn  Ebrecht       435 shares of common stock (43.5%)
     Randall  Thompson     50 shares of common stock (5%)
     James  Scaife         50 shares of common stock (5%)
     Bryan  Michalsky      30 shares of common stock (3%)

COTTON COMMERCIAL USA, LP, A TEXAS LIMITED PARTNERSHIP

     Partners:

     Cotton USA GP, LLC         1% general partner interest
     Cotton Holdings 1, Inc.    76.5% limited partner interest
     Chad Weigman               5% limited partner interest
     Frank Blakely Stansell     17.5% limited partner interest

COTTON RESTORATION, LP, A TEXAS LIMITED PARTNERSHIP
     Partners:
     CRI-GP, LLC           1% general partner interest
     CRI-LP, LLC           99% limited partner interest


COTTON RESTORATION OF CENTRAL TEXAS, LP, A TEXAS LIMITED PARTNERSHIP

     Partners:

     CCI-GP, LLC           1% general partner interest
     CCI-LP, LLC           89% limited partner interest
     Johnny Slaughter      5% limited partner interest
     Russell White         5% limited partner interest

COTTON USA, LP, A TEXAS LIMITED PARTNERSHIP

     Partners:

     CCI-GP, LLC          1% general partner interest
     CCI-LP, LLC          99% limited partner interest

COTTON HQ, LLC, A TEXAS LIMITED LIABILITY COMPANY

     The sole Member is Cotton Holdings 1, Inc.

COTTON USA GP, LLC, A TEXAS LIMITED LIABILITY COMPANY

     The sole Member is Cotton Holdings 1, Inc.

CRI-GP, LLC, A TEXAS LIMITED LIABILITY COMPANY

     The sole Member is Cotton Holdings 1, Inc.

CRI-LP, LLC, A TEXAS LIMITED LIABILITY COMPANY

     The sole Member is Cotton Holdings 1, Inc.

CCI-GP, LLC, A TEXAS LIMITED LIABILITY COMPANY

     The sole Member is Cotton Holdings 1, Inc.

CCI-LP, LLC, A DELAWARE LIMITED LIABILITY COMPANY

     The sole Member is Cotton Holdings 1, Inc.

                                   EXHIBIT B
                                   ---------

           PURCHASE PRICE ALLOCATION AMONG SHAREHOLDERS AND PARTNERS

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       NON-
                       NON-                                                                         REFUNDABLE    FIRST CLOSING
                    REFUNDABLE    FIRST CLOSING        LESS        FIRST CLOSING                      STOCK           STOCK
                       CASH         DATE CASH        SCHEDULE       CASH FUNDED    FIRST CLOSING  CONSIDERATION   CONSIDERATION
SELLER            CONSIDERATION   CONSIDERATION    4.26(a) ITEMS    FROM CHARYS     SELLER NOTE      (SHARES)        (SHARES)
----------------  --------------  --------------  ---------------  --------------  -------------  --------------  --------------
Pete Bell         $ 1,172,776.88    5,143,773.62     (535,613.80)    4,608,259.72   3,337,368.77         138,146         532,646
----------------  --------------  --------------  ---------------  --------------  -------------  --------------  --------------
Daryn Ebrecht       1,172,776.88    5,143,773.62     (499,593.03)    4,644,180.49   3,337,368.77         138,146         532,646
----------------  --------------  --------------  ---------------  --------------  -------------  --------------  --------------
James Scaife           25,630.31      671,884.50      (41,992.20)      629,882.30     435,930.23          17,243          60,220
----------------  --------------  --------------  ---------------  --------------  -------------  --------------  --------------
Randall Thompson       25,630.31      671,884.63      (68,142.82)      613,741.81     435,930.31          17,243          60,220
----------------  --------------  --------------  ---------------  --------------  -------------  --------------  --------------
Blake Stansell         48,585.73    1,827,416.96     (134,750.00)    1,692,665.96   1,185,658.92          53,964         192,010
----------------  --------------  --------------  ---------------  --------------  -------------  --------------  --------------
Chad Weigman           23,282.85      840,076.48               -       840,076.48     645,066.08          16,898          77,221
----------------  --------------  --------------  ---------------  --------------  -------------  --------------  --------------
Bryan Michalsky        14,140.35      879,110.49      (37,627.62)      841,482.87     570,382.01           9,651          36,658
----------------  --------------  --------------  ---------------  --------------  -------------  --------------  --------------
Russell White           9,583.34      117,371.20      (27,882.06)       89,489.14      76,162.45           4,855          32,006
----------------  --------------  --------------  ---------------  --------------  -------------  --------------  --------------
Johnny Slaughter        9,583.34      117,371.20      (77,159.97)       40,211.23      76,152.45           4,855          32,006
----------------  --------------  --------------  ---------------  --------------  -------------  --------------  --------------
           Total  $ 2,500,000.00  $15,412,661.50  $(1,412,661.50)  $14,000,000.00  10,000,000.00         400,000       1,555.532
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Non-Owners Participating in Incentive Compensation
----------------  --------------  --------------  ---------------  --------------  -------------  --------------  --------------
Matt Wenstrom
----------------  --------------  --------------  ---------------  --------------  -------------  --------------  --------------
Brett Conrad
----------------  --------------  --------------  ---------------  --------------  -------------  --------------  --------------
Mark Golson
----------------  --------------  --------------  ---------------  --------------  -------------  --------------  --------------
Pool
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                     SECOND                      TOTAL CASH AND        STOCK                                       INTEGRATION
                  CLOSING DATE                        NOTE         CONSIDERATION                     INCENTIVE      INCENTIVE
                      CASH       TOTAL Cash and     EXCLUDING     [AT MAKE WHOLE       TOTAL       COMPENSATION   COMPENSATION
SELLER            CONSDERATION        Note        4.26(a) ITEMS       PRICE]       CONSIDERATION    PERCENTAGE     PERCENTAGE
----------------  -------------  --------------  ---------------  ---------------  --------------  -------------  --------------
Pete Bell          7,255,549.74   16,909,468.91  $ 16,373,355.11  $    10,061,884  $   26,971,353            16%            24%
----------------  -------------  --------------  ---------------  ---------------  --------------  -------------  --------------
Daryn Ebrecht      7,255,549.74   16,909,468.91  $ 16,409,876.88  $    10,061,884  $   26,971,353            16%            24%
----------------  -------------  --------------  ---------------  ---------------  --------------  -------------  --------------
James Scaife       1,075,285.59    2,208,730.63  $  2,166,738.43  $     1,161,932  $    3,370,662            12%            16%
----------------  -------------  --------------  ---------------  ---------------  --------------  -------------  --------------
Randall Thompson   1,075,285.80    2,208,731.06  $  2,150,588.23  $     1,161,932  $    3,370,663            12%            16%
----------------  -------------  --------------  ---------------  ---------------  --------------  -------------  --------------
Blake Stansell     2,947,725.46    6,007,386.06  $  5,872,636.06  $     3,685,610  $    3,696,996            12%
----------------  -------------  --------------  ---------------  ---------------  --------------  -------------  --------------
Chad Weigman       1,353,213.90    2,761,639.31  $  2,761,639.31  $     1,396,785  $    4,158,424            12%
----------------  -------------  --------------  ---------------  ---------------  --------------  -------------  --------------
Bryan Michalsky    1,428,325.55    2,689.958.40  $  2,852,330.78  $       693,143  $    3,583,102             8%            16%
----------------  -------------  --------------  ---------------  ---------------  --------------  -------------  --------------
Russell White        182,735.15      385,842.14  $    357,960.08  $       552,906  $      938,748             2%
----------------  -------------  --------------  ---------------  ---------------  --------------  -------------  --------------
Johnny Slaughter     182,735.15      385,842.14  $    308,582.17  $       552,906  $      938,748             2%
----------------  -------------  --------------  ---------------  ---------------  --------------  -------------  --------------
           Total  22,764,406.06   50,667,067.56    49,264,406.06  $    29,332,981  $   80,000,049            92%            96%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Non-Owners Participating in Incentive Compensation
----------------  -------------  --------------  ---------------  ---------------  --------------  -------------  --------------
Matt Wenstrom                                                                                                 3%
----------------  -------------  --------------  ---------------  ---------------  --------------  -------------  --------------
Brett Conrad                                                                                                  3%
----------------  -------------  --------------  ---------------  ---------------  --------------  -------------  --------------
Mark Golson                                                                                                   2%
----------------  -------------  --------------  ---------------  ---------------  --------------  -------------  --------------
Pool                                                                                                                         4%
----------------  -------------  --------------  ---------------  ---------------  --------------  -------------  --------------
                                                                                                            100%           100%
--------------------------------------------------------------------------------------------------------------------------------


/s/ Chad Weigman
----------------

/s/ Blake Stansell
------------------

/s/ Daryn Ebrecht
-----------------

/s/ Russell White
-----------------

/s/ Randall Thompson
--------------------

/s/ James Scaife
----------------

/s/ Bryan Michalsky
-------------------

/s/ Pete Bell
-------------

/s/ Johnny Slaughter
--------------------

                                    EXHIBIT C
                                    ---------

                                 PROMISSORY NOTE
                                  [SELLER NOTE]

$ 10,000,000.00                                                   Houston, Texas
                                                                December 8, 2006

          FOR VALUE RECEIVED, the undersigned, CHARYS HOLDING COMPANY, INC., A Delaware corporation ("Maker"), hereby promises to pay to the order of Peter
                         -----
Bell, Daryn Ebrecht, James Scaife, Randall Thompson, Bryan Michalsky, Chad Weigman, Frank Blakely Stansell, Johnny Slaughter, and Russell White (collectively "Sellers"), who now appoint PETER BELL and DARYN EBRECHT,
                -------
individual residents of the State of Texas, as Sellers' co-agents (collectively "Agent"), acting together, for the purpose of receiving payments on their behalf
 -----
under  and  this  Promissory  Note (this "Note") and otherwise taking all action
                                          ----
necessary or practical in the enforcement of this Note on their behalf, in lawful money of the United States of America, the principal sum of $10,000,000.00 subject to the terms hereof, together with interest thereon, at the rate hereinafter set forth below, with such principal sum and interest being payable as set forth below. Sellers will share in the principal and interest under this Note and in the security for payment thereof in accordance with the allocation schedule set forth on EXHIBIT A to this Note. This Note is being
                                      ---------
delivered pursuant to Section 2.02(b) of that certain Amended and Restated Stock and Limited Partnership Interest Purchase Agreement dated as of December 8, 2006, by and among Maker, as Purchaser, Cotton Holdings 1, Inc., Cotton Commercial USA, LP, Cotton Restoration of Central Texas, LP and the Sellers set forth therein (the "Purchase Agreement"), and is subject to the provisions of
                       ------------------
Section. 2.07 thereof. Terms not otherwise defined in this Note shall have the meaning set forth in the Purchase Agreement.

     Section I.     Rate of Interest
                    ----------------

          From and after the date hereof, interest shall accrue on the outstanding principal balance of this Note at a rate equal to nine percent (9%) per annum, calculated on the basis of 365 days per year and actual days elapsed.

     Section II.     Payment of Principal and Interest
                     ---------------------------------

          (a) The principal amount evidenced by this Note and all accrued, unpaid interest thereon, shall be due and payable in full by Maker on March 8, 2007, or if earlier, the date, if any, that the "Permanent Financing" defined in
(b) below is completed (the earlier date being herein referred to as the "Maturity Date"). Maker shall have the right to prepay the indebtedness
 --------------
evidenced by this Note, in full or in part, at any time, without penalty, fee or charge.

          (b) Maker agrees to diligently pursue and use its commercial best efforts to obtain capital funding in the approximate range of $125,000,000.00 to $150,000,000.00 in the form of either capital investments (including investments in equity or convertible debt instruments) in or loans to Maker, or any subsidiary of Maker, including but not limited to the Cotton Companies or any of them. Any and all such capital funding regardless of whether in the form of capital investment or loans, is referred to herein as the "Permanent Financing."
                                                           -------------------

          (c) Notwithstanding any provision in this Note to the contrary, the entire principal amount outstanding hereunder shall be due and payable in full by Maker in the event that a change of control occurs with respect to Maker, C & B / Cotton Holdings, Inc., Cotton Holdings 1, Inc., or Cotton Commercial USA, LP, which shall be deemed to have occurred in the event any person or group of persons (within the meaning of Section 13(d)) of the Securities Exchange Act of 1934, as amended, acquires beneficial ownership (within the meaning of the aforesaid Section 13(d), by conveyance, sale, lease, assignment, transfer or other disposal, of all or substantially all of the property, business or assets of any one or more of such, or greater than 50% voting control of any one or more of such companies, and one or more of such person(s) acquiring beneficial ownership is a third party not related to Maker.

     Section III.     Events of Default
                      -----------------

          For purposes of this Note, the occurrence of any of the following events or conditions shall constitute an event of default hereunder:

          (a) Maker or any successor to Maker shall fail to pay in full any amount under this Note when due and such default shall continue uncured for a period of 15 days after Sellers' Agent notifies Maker of such default; or

          (b) Maker or any successor to Maker shall: (i) file a voluntary petition or assignment in bankruptcy or a voluntary petition or assignment or answer seeking liquidation, reorganization, arrangement, readjustment of its debts, or any other relief under the Bankruptcy Reform Act of 1978, as amended (the "Bankruptcy Code"), or under any other act or law pertaining to insolvency
       ---------------
or debtor relief, whether State, Federal, or foreign, now or hereafter existing;
(ii) enter into any agreement indicating consent to, approval of, or acquiescence in, any such petition or proceeding; (iii) apply for or permit the appointment, by consent or acquiescence, of a receiver, custodian or trustee of all or a substantial part of its property; (iv) make an assignment for the benefit of creditors; (v) be unable or shall fail to pay its debts generally as such debts become due, or (vi) admit in writing its inability or failure to pay its debts generally as such debts become due;

          (c) There occurs (i) a filing or issuance against Maker or any successor to Maker of an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether Stale, Federal or foreign, now or hereafter existing; (ii) the involuntary appointment of a receiver, liquidator, custodian or trustee of Maker or any successor to Maker or for all or a substantial part of its property; or (iii) the issuance of a warrant of attachment, execution or similar process against all or any substantial part of the property of Maker or any successor to Maker and such shall not have been discharged (or provision shall not have been made for such discharge), or stay of execution thereof shall not have been procured, within sixty (60) days from the date of entry thereof;

          (d) There occurs an Event of Default or other material breach by Maker or any successor to Maker (or by a subsidiary or affiliate of Maker, as applicable) under (i) the Pledge Agreement(s), Security Agreement(s) or Guaranty Agreement(s) defined in Section IV below in this Note, or (ii) any of the Employment Agreements to be entered into on or about the Maturity Date between each of the Sellers, respectively, and the employer "Company" defined therein; and

          (e) There occurs a breach or default by Maker or C & B / Cotton Holdings, Inc. under the Purchase Agreement or the Registration Rights Agreement, or a breach or default by Maker or any successor to Maker, or by any subsidiary or affiliate of Maker, under any credit facility entered into to finance the transactions contemplated by the Purchase Agreement, or any other indebtedness of any such parties to which the payment of this Note or any of the security interests or guaranty securing payment of this Note have been subordinated. All expenses incurred in collection of this Note or with respect to any guaranty agreement, pledge agreement or security agreement associated with this Note shall be treated as additional advances under this Note and shall increase the principal amount payable to Sellers under this Note.

          Upon any such event of default, the total outstanding principal and accrued, unpaid interest shall become immediately due and payable, and the entire unpaid principal of this Note shall bear interest until paid at a rate of interest equal to the lesser of (i) eighteen percent (18%) per annum, computed on the basis of 365 days per year for the actual number of days elapsed, or (ii) the Highest Lawful Rate (defined below). Forbearance by Sellers to exercise its rights with respect to any failure or breach of Maker shall not constitute a waiver of the right as to any subsequent failure or breach. For purposes of this Note, "Highest Lawful Rate" means the maximum non-usurious rate of interest permitted by applicable federal or Texas law from time to time.

     All agreements between Maker and Sellers, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no event, whether by reason of acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to the Sellers for the use, forbearance, or detention of the money to be loaned hereunder, or otherwise, exceed the Highest Lawful Rate. If fulfillment of any provision hereof or of any loan agreement or other document evidencing or securing the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, automatically and without the requirement for affirmative action, the obligation to be fulfilled shall be reduced to the limit of such validity. Should Sellers ever receive anything of value deemed interest under this Note under applicable law which would exceed interest at the Highest Lawful Rate, an amount equal to any excessive interest shall be applied to the reduction of the principal amount owing hereunder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the Maker. All sums paid or agreed to be paid to Sellers for the use, forbearance, or detention of the indebtedness of Maker to Sellers shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the Full term of such indebtedness until payment in full so that the rate of interest on account of such indebtedness is uniform throughout the term thereof The provisions of this paragraph shall control all agreements between Maker and Sellers.

     Section IV.     Security for Obligations
                     ------------------------

          Payment,  of  this  Note  is  secured  by  the  following:

          (a) A Guaranty Agreement of even date herewith from C & B / Cotton Holdings, Inc and Crochet & Borel Services, Inc.;

          (b) A Guaranty Agreement of even date herewith from Cotton Holdings 1, Inc., Cotton Commercial USA, LP, Cotton Restoration of Central Texas, LP and all of the other Cotton Group Companies;

          (c) A Pledge Agreement of even date herewith from C & B / Cotton Holdings, Inc. covering all of the Cotton Equity Interests owned by it;

          (d) A Security Agreement of even date herewith between the Sellers, as Lender, and C & B / Cotton Holdings, Inc. and Crochet & Borel Services, Inc., as Debtors; and

          (e) A Security Agreement of even date herewith between Sellers, as Lender, and Cotton Holdings 1, Inc., Cotton Commercial USA, LP, Cotton Restoration of Central Texas, LP and all of the other Cotton Group Companies, as Debtor.

     Section V.     General Provisions
                    ------------------

     Time is of the essence of this Note and, in case this Note is collected by law or through an attorney at law, or under advice herefrom, Maker agrees to pay all costs of collection, including reasonable attorneys' fees and expenses.

     This Note is a "Negotiable Instrument" pursuant to Section 9.401 of the Texas Business & Commerce Code, as amended.

     Sellers may transfer, sell or assign this Note or his rights hereunder, in whole or part, without the requirement of the consent of Maker.

     Sellers will execute this Note for the purpose of acknowledging the provisions hereof and his receipt of the Note, but the execution of this Note by Sellers shall in no event be deemed to constitute Sellers as an endorser of this Note.

     Each Maker, borrower, guarantor, surety and endorser of this Note, and each party hereafter assuming or otherwise becoming liable hereon: (i) agree to any substitution, exchange or release of any collateral or security and the release of any party primarily or secondarily liable hereon; (ii) agree that Lender shall not be required first to institute suit or exhaust its remedies hereon against the M or others liable or to become liable hereon or enforce its rights against any security herewith in order to enforce payment of this Note by it; and (iii) consent to any extensions, modification or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice thereof to any of them.

     In addition to all principal and accrued interest on this Note, Maker agrees to pay (a) all reasonable costs and expenses incurred by Sellers in any reorganization, bankruptcy or any other proceedings for the establishment or collection of this Note, and (b) all reasonable attorneys' fees if this Note is placed in the hands of an attorney for collection after default.

     This Note may not be amended, extended, or renewed except by a written instrument signed by Maker and Sellers.

     THIS NOTE, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS).

     [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned Maker has hereunto executed this instrument as of the day and year first above written.


                                   MAKER:

                                   CHARYS HOLDING COMPANY, INC.


                                   By: /s/ Billy V. Ray, Jr
                                       -----------------------------------------
                                       Billy V. Ray, Jr, Chief Executive Officer

ACCEPTED BY THE SELLERS:

/s/Peter Bell
-------------------------
Peter Bell

/s/Daryn Ebrecht
-------------------------
Daryn Ebrecht

/s/Bryan Michalsky
-------------------------
Bryan Michalsky

/s/Frank Blakely Stansell
-------------------------
Frank Blakely Stansell

/s/Chad Weigman
-------------------------
Chad Weigman

/s/Randall Thompson
-------------------------
Randall Thompson

/s/James Scaife
-------------------------
James Scaife

/s/Russell White
-------------------------
Russell White

/s/Johnny Slaughter
-------------------------
Johnny Slaughter

                                    EXHIBIT A
                                    ---------
                           SELLER ALLOCATION SCHEDULE
--------------------------------------------------------------------------------
SELLER NAME             ALLOCATED SECURITY                       NOTE PRINCIPAL
----------------------  ---------------------------------------  ---------------
Peter Bell              174 shares of stock of Cotton            $  3,337,368.77
                        Holdings 1, Inc., and 33.37% of all
                        other security

----------------------  ---------------------------------------  ---------------
Daryn Ebrecht           174 shares of stock of Cotton            $  3,337,368.77
                        Holdings 1, Inc., and 33.37% of all
                        other security

----------------------  ---------------------------------------  ---------------
Bryan Michalsky         12 shares of stock of Cotton             $    570,382.01
                        Holdings 1, Inc., and 5.71% of all
                        other security

----------------------  ---------------------------------------  ---------------
Randall Thompson        20 shares of stock of Cotton             $    435,930.31
                        Holdings 1, Inc., and 4.36% of all
                        other security

----------------------  ---------------------------------------  ---------------
James Scaife            20 shares of stock of Cotton             $    435,930.23
                        Holdings 1, Inc., and 4.36% of all
                        other security

----------------------  ---------------------------------------  ---------------
Chad Weigman            A 2.0% limited partnership interest      $    545,056.08
                        in Cotton Commercial USA, LP, and
                        5.45% of all other security

----------------------  ---------------------------------------  ---------------
Frank Blakely Stansell  A 7.0% limited partnership interest in   $  1,185,658.92
                        Cotton Commercial USA, LP, and
                        11.86% of all other security

----------------------  ---------------------------------------  ---------------
Johnny Slaughter        A 2.0% limited partnership interest in   $     76,152.45
                        Cotton Restoration of Central Texas,
                        LP, and 0.76% of all other security

----------------------  ---------------------------------------  ---------------
Russell White           A 2.0% limited partnership interest in   $     76,152.45
                        Cotton Restoration of Central Texas,
                        LP, and 0.76%, of all other security

----------------------  ---------------------------------------  ---------------

----------------------  ---------------------------------------  ---------------
TOTALS                  100.00%                                  $    10,000,000

--------------------------------------------------------------------------------

By executing this Note, all of the Sellers agree to share in the principal of this Note (and all interest thereon, respectively and pro-rata) in the amounts set forth above, and to allocate the security that secures payment of this Note as set forth above.

                                    EXHIBIT D
                                    ---------

                                    [OMITTED]

                                    EXHIBIT E
                                    ---------

                                    [OMITTED]

                                   EXHIBIT F-1
                                   -----------

                                    [OMITTED]

                                   EXHIBIT F-2
                                   -----------

                                   [OMITTED]

                                    EXHIBIT G
                                    ---------

                                   [OMITTED]

                                    EXHIBIT H
                                    ---------

                                   [OMITTED]

                               SCHEDULE 2.06(A)(1)

                           INCENTIVE COMPENSATION(1)

On the date that is 30 days following the issuance of Purchaser's Form 10K (the "Incentive Bonus Date") for the fiscal years 2007, 2008 and 2009 (each such year
 --------------------
being  a  "Performance Year"), the board of directors of Purchaser (the "Board")
           ----------------                                              -----
shall pay to the Sellers a bonus based on a comparison of the audited year-end financials of the Cotton Group Companies to the projected financials of the Cotton Group Companies. Based on the results of such comparison, the Sellers may be eligible for an incentive bonus calculated as follows:

1.     For  each  Performance Year, the total amount of the bonus pool available shall  be  equal  to  25%  of  the  audited  pre-tax  income of the Cotton Group
Companies  for  such  Performance  Year  (the  "Bonus  Pool  Amount").
                                                -------------------

2. The aggregate amount of incentive bonuses payable for each Performance Year shall be an amount equal to (a) the Bonus Pool Amount, multiplied by (b) the percentage set forth in the table below opposite the applicable Financial Performance Target, calculated as set forth herein.

Actual Performance < 5% Financial Performance Target                0%
Actual Performance  5% but < 20% Financial Performance Target       5%
Actual Performance  20% but < 35% Financial Performance Target      20%
Actual Performance  35% but < 50% Financial Performance Target      35%
Actual Performance  50% but < 65% Financial Performance Target      50%
Actual Performance  65% but < 80% Financial Performance Target      70%
Actual Performance  80% but < 90% Financial Performance Target      90%
Actual Performance  90% but < 100% Financial Performance Target     100%
Actual Performance  100% but < 110% Financial Performance Target    110%
Actual Performance  110% Financial Performance Target               120%

3.     The  "Financial  Performance  Target" shall be an amount equal to (i) the
             ------------------------------
sum of the (x) Revenue Factor, (y) EBITDA Factor, and (z) Net Income Factor, for each Performance Year, as set forth below:

PERFORMANCE YEAR  PROJECTED REVENUE   PROJECTED EBITDA   PROJECTED NET
                                                             INCOME
-----------------------------------------------------------------------
    FY 2007         $86,000,000.00     $20,300,000.00    $19,700,000.00
    FY 2008        $121,000,000.00     $29,025,000.00    $29,025,000.00
    FY 2009        $155,000,000.00     $40,375,000.00    $39,125,000.00

-----------------------------
     (1) To be allocated pro rata with Troy Crochet and certain employees of Crochet & Borel Services, Inc., as agreed by the Sellers and Troy Crochet.

4. "Actual Performance" shall be an amount equal to the sum of actual (i) Revenue Factor, (ii) EBITDA Factor and (iii) Net Income Factor, for any Performance Year.

5. The Revenue Factor, the EBITDA Factor and the Net Income Factor shall be calculated in accordance with GAAP.

Any bonus due shall be payable in cash, to the extent such cash payment is permitted under the loan agreements to which the Cotton Group Companies and Purchaser are a party. If such agreements do not permit payment of such bonus in cash, then the bonus shall be paid in shares of Charys common stock, at the Market Price as of the last trading day of the applicable Performance Year.

     For  purposes  of  this  Exhibit  A,  the  terms set forth above shall mean
                              ----------
     as  follows:

          (i)  Revenue  Factor shall be a percentage equal to the product of (x)
               ---------------
               forty percent (40%) multiplied by (y) a fraction the numerator of which is the Cotton Group Companies' actual revenues for a Performance Year and the denominator of which is the Cotton Group Companies' projected revenues for such corresponding Performance Year.

          (ii) EBITDA  Factor shall be a percentage equal to, the product of (x)
               --------------
               fifty percent (50%) multiplied by (y) a fraction the numerator of which is the Cotton Group Companies' actual EBITDA for a Performance Year and the denominator of which is the Cotton Group Companies' projected EBITDA for such corresponding Performance Year.

         (iii) Net Income Factor  shall be a percentage equal to, the product of
               -----------------
               (x) ten percent (10%) multiplied by (y) a fraction the numerator of which is the Cotton Group Companies' actual audited pre-tax net income for a Performance Year and the denominator of which is the Cotton Group Companies' projected pre-tax net income for such corresponding Performance Year.

EXAMPLE  CALCULATION
--------------------

By  way  of  example,  and  for  illustrative purposes only, the following model depicts the manner in which the bonus shall be calculated for a single Performance Year. The numbers and assumptions used herein are not intended to be the final projections or Bonus Pool Amount for purposes of this Schedule
                                                                        --------
2.06(1).
-------

PERFORMANCE YEAR  PROJECTED REVENUE   PROJECTED EBITDA     PROJECTED NET
                                                               INCOME
---------------------------------------------------------------------------
    FY 2007           $5,000,000         $1,000,000           $500,000
---------------------------------------------------------------------------
PERFORMANCE YEAR    ACTUAL REVENUE      ACTUAL EBITDA    ACTUAL NET INCOME
---------------------------------------------------------------------------
    FY 2007           $6,000,000          $800,000            $250,000

Whereby:

1)   Revenue Factor = 48%; EBITDA Factor = 40%; Net Income Factor=5%

2)   Calculation Value = 48% + 40% + 5% = 93%

3)   Incentive Bonus payable based on a calculation value of 93% = $58,125

                               SCHEDULE 2.06(A)(2)

                               INCENTIVE EMPLOYEES

                                SCHEDULE 2.06(B)

                       INTEGRATION INCENTIVE COMPENSATION(2)

During the period beginning on the Closing Date and ending on the third anniversary of the Closing Date (the "Integration Incentive Period"), the
                                            -----------------------------
Sellers shall be entitled to additional equity compensation determined in accordance with the following provisions:

1. As soon as reasonably practicable following the Closing Date, the Sellers shall provide to the Purchaser a schedule identifying potential acquisition targets conducting business similar to the Cotton Group Business (the "Acquisition Targets" and each, an "Acquisition Target"). For each Acquisition
 --------------------                ------------------
Target,  the  Sellers  shall  identify  the  target  annual revenue (the "Target
                                                                          ------
Revenue")  of  such  Acquisition  Target.
-------

2. On the third anniversary of the Closing Date, the Sellers shall be entitled to a bonus calculated as follows, payable in cash or shares of shares of Charys common stock, in Purchaser's discretion: (A) Bonus Multiplier, multiplied by (B) the Integration Bonus Pool.
--------------

The  term  "Bonus  Multiplier" means a percentage, (A) the numerator of which is
            -----------------
the actual aggregate revenue for all Acquisition Targets measured over the trailing twelve months from Charys' fiscal year end in the year in which such Acquisition Target is acquired (or, if the target is acquired in September 2006, the actual revenue of the Acquisition Target from 5-1-06 thru 4-31-07), and (B) the denominator of which is the aggregate Target Revenue for all Acquisition Targets. An example calculation of the Bonus Multiplier is as follows:

                          First Year
          Projected         Actual
           Millions    in year acquired
----------------------------------------
Target A  $       30  $              20
Target B  $       20  $              20
Target C  $      100  $             110
Target D  $       40  Did not acquire
Target E  $       10  $              40
----------------------------------------
          $      200  $             190

Limit                             95.00%
----------------------------------------

The term "Integration Bonus Pool" means the aggregate audited pre-tax revenue of
          ----------------------
all Acquisition Targets during the Integration Incentive Period. An example calculation of the Integration Bonus Pool follows:

                                           Actual
                                          Pre-tax
                                           Year 1   Year 2   Year 3
--------------------------------------------------------------------
Target A                                  $      3      -$1      -$2
Target B                                  $      2  $     2  $     1
Target C                                            $    15  $    17
Target D
Target E                                                     $    15
--------------------------------------------------------------------
                                          $      5  $    16  $    31

Pool                                      $      1  $     4  $     8

Total pool payable at end of year three                      $    13
amount earned limited to 95%                                 $ 12.35
--------------------------------------------------------------------

                                  SCHEDULE 6.13

                               SPIN-OFF AGREEMENT

The following general terms and conditions shall be more fully reflected in a definitive agreement to be negotiated in good faith and, if reasonably acceptable to both Purchaser and the Sellers, executed, on or prior to the Closing Date.

  - Purchaser shall maintain separate books and records and separately audited financial statements for a to-be-formed holding company holding (the "Disaster Remediation Holding Company") all of Purchaser's current future subsidiaries operating in the Disaster Remediation industry (the "Disaster Remediation Businesses") during the period beginning on the Closing and ending on the third anniversary of the Closing (the "Preparation Period") and during the period ending on the third anniversary of the Closing and ending on the sixth anniversary of the Closing (the "Option Period").

  - During the Option Period, Sellers, collectively with the management of all of Purchaser's Disaster Remediation Businesses (collectively with Sellers, the "Disaster Remediation Management Team"), may cause Purchaser to effectuate a spin-off of the Disaster Remediation Holding Company (a "Spin-Off Transaction") into a separate publicly-traded entity provided that the conditions set forth in the following section are met.

  - The Disaster Remediation Management Team may only cause Purchaser to effectuate a Spin-Off Transaction in the event that (a) during the three year period prior to the Disaster Remediation Management Team's notification of its intent to effectuate a spin-off (the "Spin-Off Notice Date") the aggregate net revenue of the Disaster Remediation Holding Company was greater than or equal to $750,000,000, (b) during the three year period prior to the Spin-Off Notice Date, the aggregate net earnings of the Disaster Remediation Holding Company are greater than or equal to $150,000,000, (c) the Disaster Remediation Management Team collectively hold in excess of 10,000,000 shares of Charys' common stock, and (d) the per share Market Price of Charys' common stock for twenty (20) consecutive trading days prior to the Spin-Off Notice Date is in excess of $20 per share, adjusted for any splits or dividends occurring between the Closing Date and the Spin-Off Notice Date.

  - The Spin-Off Transaction shall be effectuated by granting to each shareholder of Purchaser as of the effective date of the Spin-Off Transaction one publicly traded share of the Corporation for each share of Purchaser Stock held by such Shareholder. Simultaneously with the issuance of such shares, each member of the Disaster Remediation Management Team shall tender to Purchaser not less than 80% of the shares of Purchaser Stock held by such member of the Disaster Remediation Management Team in exchange for an equal number of shares of the Disaster Remediation Holding Company.